Exhibit 10.29(c)

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

THIS DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Agreement”) dated as of December 7, 2010 (“Effective Date”), is entered into by and between Angioblast Systems Inc., a Delaware corporation having its principal place of business at 275 Madison Ave., 4th floor, New York, New York 10016 (“Angioblast”) and Cephalon, Inc., a Delaware corporation having its principal place of business at 41 Moores Road, Frazer, Pennsylvania 19355 (“Cephalon”).

BACKGROUND

A.                                   Angioblast has developed a proprietary technology platform based on MPCs (as defined below) that can produce certain novel therapeutic products for the treatment of various indications including those in the Field (as defined below).  Angioblast owns or controls certain patents, know-how and other intellectual property relating to MPCs and Products;

B.                                     Cephalon desires to develop and commercialize the Products in the Field in the Territory (as defined below), and Angioblast desires to have the Products developed and commercialized by and with Cephalon, in accordance with this Agreement; and

C.                                     Cephalon desires to obtain from Angioblast certain rights and licenses for the Products, and Angioblast is willing to grant to Cephalon such rights on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS / INTERPRETATION

1.1                                 “Accounting Standards” means then current generally accepted accounting principles in the United States, consistently applied.

1.2                                 “Adverse Drug Reaction” has the meaning as defined in the then-current guidelines and regulations promulgated by the ICH (International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use) and shall include any “Adverse Drug Experience” as defined in the then-current 21 CFR Section 314.80.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

1.3                                 “Affiliate” means, with respect to a Person, any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person, as the case may be, for as long as such control exists.  As used in this Section 1.3, “control” means:  (a) to possess, directly or indirectly, the power to direct the management and policies of such Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) direct or indirect beneficial ownership of at least fifty percent (50%) (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital in such Person.

1.4                                 “Angioblast Know-How” means any and all Know-How Controlled by Angioblast during the Term that is (a) useful or necessary for (i) the Development or Commercialization of Products in the Field or (ii) the expansion or other processing of Expanded HPCs in the Oncology Field, in each case in the Territory or (b) otherwise made available to Cephalon hereunder.

1.5                                 “Angioblast Patents” means any and all Patents Controlled by Angioblast during the Term that: (a) but for the Agreement, would be infringed by using, selling or importing any Product for use in the Field in the Territory; (b) but for the Agreement, would be infringed by processing or manufacturing Expanded HPCs using MPCs for use in the Oncology Field in the Territory, in each case including, but not limited to: (i) compositions of matter of any Product, (ii) methods of use, administration or treatment involving any Product (iii) methods of processing or other manufacture of Expanded HPCs using MPCs; or (c) any Patent reasonably necessary or useful for the Development and Commercialization of Products for use in the Field in the Territory in accordance with this Agreement.  Without limiting the foregoing, a list of Angioblast Patents believed to be complete as of the Effective Date is appended hereto as Exhibit 1.5 and will be updated periodically to reflect changes thereto during the Term.

1.6                                 “Angioblast Technology” means, individually and collectively, the Angioblast Know-How and Angioblast Patents, including any Know-How and Patents consisting of Inventions owned by Angioblast hereunder (including any and all Improvements).

1.7                                 “Annual Net Sales” means aggregate Net Sales of all Products sold in the Territory in a particular calendar year.  For such purposes, units of Product shall be considered sold when such units are shipped to a Third Party or the revenue from the sale thereof is recognized by the Selling Party for financial reporting purposes, whichever occurs first.

1.8                                 “Asia-Pacific” means the countries and territories listed on Exhibit 1.8.

1.9                                 “BMT MPCs” means MPCs intended for use as a feeder layer in expanding or otherwise processing human hematopoietic precursor cells, which MPCs are packaged and labeled

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

for use in clinical trials or for commercial purposes in accordance with the applicable Specifications and legal requirements in the Territory.

1.10                           “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York or Melbourne, Australia (as applicable) are authorized or required by law to remain closed.

1.11                           “Cardiovascular Field” means use in the following indications: (a) congestive heart failure, (b) acute myocardial infarction, (c) angina, and (d) peripheral vascular disease/critical limb ischemia in each case in humans, using any delivery modality; however, the Cardiovascular Field shall exclude intra-venous delivery unless all other delivery modalities fail.

1.12                           “Cardiovascular Product” means an MPC Product intended for use (whether in clinical trials or end use) in the Cardiovascular Field.

1.13                           “Cephalon Know-How” means any and all Know-How Controlled by Cephalon during the Term that is (a) used for (i) the Development or Commercialization of Products in the Field or (ii) the expansion or other processing of Expanded HPCs in the Oncology Field, or (b) otherwise made available to Angioblast hereunder.  Cephalon Know-How shall include all Data and Regulatory Materials generated with respect to the Products by or on behalf of Cephalon hereunder.

1.14                           “CNS Field” means use in the following indications: (a) cerebrovascular ischemia and (b) chronic degenerative neural indications, including (i) stroke, (ii) Alzheimer’s disease, (iii) Parkinson’s disease, (iv) Huntington’s disease, and (v) multiple sclerosis, in each case in humans, using any delivery modality.

1.15                           “CNS Product” means an MPC Product intended for use (whether in clinical trials or end use) in the CNS Field.

1.16                           “Collaboration” means all activities performed by or on behalf of each Party with respect to the Field under this Agreement, including all activities of each Party under any Plan.

1.17                           “Commercialization” (including any variations thereof, such as “Commercialize” and “Commercializing”) means, with respect to a particular Product in the Field, the conduct of any and all processes and activities to establish and maintain sales for such Product (including with respect to reimbursement and patient access), including offering for sale, selling (including prelaunch and launch), marketing (including education and advertising activities), promoting, storing, transporting, distributing, and importing such Product, in each case with respect to the Field.  For clarity,

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Commercialization shall exclude research and manufacturing activities and processes with respect to the Products.

1.18                           “Confidential Information” means, with respect to a Party, all information of such Party that is disclosed to the other Party under this Agreement (a) in any form (oral, written, graphic, electronic or otherwise) and which is of the type generally deemed to be proprietary in the pharmaceutical industry or (b) in any tangible form and which is marked “Confidential” or with other similar designation to indicate its confidential or proprietary nature or (c) in oral form and which is indicated to be confidential or proprietary by the Party disclosing such information at the time of initial disclosure and is confirmed in writing as confidential or proprietary by the disclosing Party within forty-five (45) days after such disclosure.  All information disclosed by either Party pursuant to the Mutual Confidentiality Agreement between the Parties dated June 24, 2009 (the “Prior Confidentiality Agreement”), shall be deemed to be such Party’s Confidential Information disclosed hereunder.

1.19                           “Control” (including any variations thereof, such as “Controlled” and “Controlling”), means with respect to Know-How, Patents or other intellectual property rights, possession by the Party granting the applicable right, license or sublicense to the other Party as provided herein, of the power and authority, whether arising by ownership, license, or other authorization, to disclose and deliver the particular Know-How to the other Party, and to grant and authorize under such Know-How, Patent or other intellectual property rights the right, license or sublicense, as applicable, of or within the scope granted to such other Party in this Agreement without giving rise to a violation of the terms of any written agreement with any Third Party existing as of the Effective Date or any written agreement entered into after the Effective Date with respect to Know-How, Patent, or other intellectual property in-licensed after the Effective Date pursuant to which such Party in-licensed such Know-How, Patents or other intellectual property.  Notwithstanding anything to the contrary in this Agreement, the following shall not be deemed to be Controlled by a Party:  (i) any Know-How, Patent or intellectual property owned or licensed by any Acquiring Entity immediately prior to the effective date of merger, consolidation or transfer, and (ii) any Know-How, Patent or intellectual property that any Acquiring Entity subsequently develops independently, without accessing or practicing the Angioblast Technology (in the case of an Acquiring Entity of Angioblast) or the Cephalon Know-How (in the case of an Acquiring Entity of Cephalon).  For purposes of this Section 1.19, “Acquiring Entity” means a Third Party that merges or consolidates with or acquires a Party, or to which a Party transfers all or substantially all of its assets to which this Agreement pertains, except with respect to Mesoblast Limited, which shall not be considered an Acquiring Entity for purposes of this Agreement.

1.20                           “Data” means any and all research data, pharmacology data, preclinical data, clinical data and/or all regulatory documentation, information and submissions pertaining to, or made in

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

association with any Regulatory Materials or the like for any Product, in each case that are Controlled by a Party during the Term.

1.21                           “Development” (including any variations thereof, such as “Develop” and “Developing”) means, with respect to any Product in the Field, the conduct of any and all clinical trials, regulatory and associated activities such as data analysis necessary to prepare and file for, obtain and maintain any Marketing Approval for such Product.  For clarity, Development shall (a) include clinical trials for additional indications in the Field for a Product for which a Marketing Approval has been obtained or other label expansion studies, quality of life assessments, pharmacoeconomics, mandatory post-marketing studies, regulatory affairs (including preparation of CMC (chemistry, manufacturing and controls) and Regulatory Materials and (b) exclude research, non-clinical and preclinical testing, toxicology studies and manufacturing activities and processes with respect to the Products.

1.22                           “Dollars” or “$” means the official currency of the United States.

1.23                           “EMA” means the European Medicines Agency, or any successor entity thereto performing similar functions.

1.24                           “Europe” means all countries, nations, states or other territories under the jurisdiction of the EMA.

1.25                           “Existing Mark” means the trademark “Revascor” together with all stylizations thereof and representations thereof in any language.

1.26                           “Expanded HPCs” means any and all autologous or allogeneic human hematopoietic precursor cells (however derived) expanded or otherwise processed using MPCs in a final packaged form and labeled for use in clinical trials or for commercial purposes in accordance with the applicable Specifications and legal requirements in the Territory.

1.27                           “FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.28                           “Field” means, with respect to the Cardiovascular Product, the Cardiovascular Field; with respect to the CNS Product, the CNS Field and with respect to the Expanded HPCs, the Oncology Field.

1.29                           “GMP” means the then-current good manufacturing practice (or similar standards) for the manufacture, handling and storage of pharmaceutical products with respect to BMT MPCs, Cardiovascular Products or CNS Products (as applicable) as required by the Regulatory Materials for

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

such BMT MPCs, Cardiovascular Products or CNS Products in the applicable jurisdiction, including any IND, MAA or Marketing Approval.

1.30                           “IND” means any Investigational New Drug Application (including any amendments thereto) filed with the FDA pursuant to 21 C.F.R. §321 before the commencement of clinical trials of a Product, or any comparable filings with any Regulatory Authority in any other jurisdiction.

1.31                           “Initiate” (including any variations thereof, such as “Initiation” and “Initiated”) means, with respect to a clinical trial, the first dosing of a subject in such clinical trial in accordance with the protocol therefor.

1.32                           “Know-How” means any and all information, tangible materials and other subject matter comprising (i) ideas, discoveries, inventions, improvements or trade secrets, (ii) techniques, methods, formulas, processes and Data, and (iii) compositions of matter, including MPCs.  Know-How shall exclude any Patent rights with respect thereto and any and all patient-specific and other similar data to the extent such exclusion is required by applicable Law.

1.33                           “Knowledge” means with respect to a Party, the actual knowledge of the Party (and with respect to Angioblast, including the actual knowledge of ****).

1.34                           “Law” means, individually and collectively, any and all laws, ordinances, orders, rules, rulings, directives and regulations of any kind whatsoever of any governmental or regulatory authority within the applicable jurisdiction.

1.35                           “Major European Countries” means, collectively, France, Germany, Italy, Spain and the United Kingdom.

1.36                           “Marketing Approval” means, with respect to a Product in a particular jurisdiction, all approvals, licenses, registrations or authorizations necessary for the Commercialization of such Product in such jurisdiction, including only where mandatory for Commercialization of such Product, approval of labeling, price or reimbursement.

1.37                           “Marketing Approval Application” or “MAA” means an application submitted to a Regulatory Authority for Marketing Approval (together with supporting documentation), including in the United States a biologic license application (as described in 21 CFR 601.2).

1.38                           “Marketing Partner” means a Third Party to which Cephalon has granted rights to Commercialize a Product (including any right to promote or co-promote) for use in the Field within the Territory on such Third Party’s own behalf.  For clarity, Marketing Partner shall exclude

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

distributors, wholesalers and resellers of Products appointed by Cephalon that do not engage in any marketing or promotion of the Products.

1.39                           “MHLW” means Ministry for Health, Labor and Welfare of Japan together with the Pharmaceutical and Medical Devices Agency (formerly known as IYAKUHIN SOGO KIKO), in either case or any successor entity thereto performing similar functions.

1.40                           “MPC” means any mesenchymal precursor cell including, but not limited to such cells that express **** and/or ****.

1.41                           “MPC Product” means a pharmaceutical product containing a population of MPCs in a final packaged form and labeled for use in clinical trials or for commercial purposes in accordance with the applicable Specifications and legal requirements in the Territory.

1.42                           “Net Sales” means the gross amounts invoiced for sales of Products, if any, by Cephalon, its Affiliates or Marketing Partners (each, a “Selling Party”) in Dollars, calculated using the average exchange rate in effect during the applicable period for non-Dollar denominated sales in accordance with Section 6.5 (but not including sales of Products between or among Cephalon and its Affiliates and Marketing Partners where such Products are intended for resale to Third party customers) minus the following reductions allowed relating to such sales:

(a)                                  trade, quantity and cash discounts or rebates, which are not already reflected in the amount invoiced;

(b)                                 any adjustments or allowances on account of price adjustments, billing errors, rejected goods, damaged goods, returns and withdrawal, recall or relabeling of a Product;

(c)                                  credits, volume rebates, charge-back and prime vendor rebates, reimbursements or similar payments granted or given to, or related administrative, processing or other fees charged to, wholesalers and other distributors, buying groups, health care insurance carriers, pharmacy benefit management companies, health maintenance organizations or other institutions or health care organizations, which are not already reflected in the amount invoiced;

(d)                                 any tax, tariff, customs duty, excise or other duty or other governmental charge levied on the manufacture, sale, transportation or delivery of Product and remitted to the applicable taxing authority;

(e)                                  payments or rebates paid in connection with sales of Product to any governmental authority in respect of any state or federal Medicare, Medicaid or similar programs, or other managed care programs, which are not already reflected in the amount invoiced;

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(f)                                    freight, postage, handling, shipping, insurance or other transportation costs charged to the customer whether invoiced separately or included within the selling price; and

(g)                                 amounts allocated for bad debt determined by the Accounting Standards.

In the event a Product includes a delivery device as part of a single package or kit sold for a single invoiced price, Net Sales for such Product shall also exclude the Selling Party’s actual cost of goods (as determined in accordance with Accounting Standards).  For purposes of this definition of Net Sales, Product shall be considered “sold” and reductions “allowed” when so recorded in the Selling Party’s consolidated and consolidating financial statements prepared in accordance with the Accounting Standards.  If a sale, transfer or other disposition with respect to a Product involves consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be the arm’s length fair market value, which generally will mean the Selling Party’s average sales price for the calendar quarter in the country where such sale took place.

1.43                           “Oncology Field” means the ex vivo expansion of hematopoietic precursors for bone marrow transplantation in humans, including increasing the rate of hemopoiesis.

1.44                           “Party” means Angioblast or Cephalon, individually, and “Parties” means Angioblast and Cephalon, collectively.

1.45                           “Patent(s)” means any patents and patent applications, together with all additions, divisions, continuations, continuations-in-part, substitutions, reissues, re-examinations, extensions, registrations, patent term extensions, supplemental protection certificates and renewals of any of the foregoing.

1.46                           “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.47                           “Phase 2a Clinical Trial” means any human clinical trial conducted in the United States on a sufficient number of patients the primary purpose of which is to identify a dose or range of doses of a Product at a limited number of clinical sites, and which clinical trial meets the standards set forth at 21 CFR Section 312.21(b), or, with respect to a jurisdiction other than the United States, a similar clinical trial.

1.48                           “Phase 2b Clinical Trial” means any human clinical trial conducted in the United States on a sufficient number of patients the primary purpose of which is to make a preliminary or qualitative determination of efficacy of a Product in the patients being studied for the dosage regimes indicated in the related Phase 2a Clinical Trial as required under 21 C.F.R. §312.21(b), or, with respect to a jurisdiction other than the United States, a similar clinical trial.

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

1.49                           “Phase 3 Clinical Trial” means any human clinical trial conducted in the United States with respect to a Product, on a sufficient number of patients, which is prospectively designed to demonstrate statistically whether such Product is effective and safe for use in a particular indication in a manner sufficient to support Marketing Approval of such Product for the indication being investigated by the study as required under 21 C.F.R. § 312.21(c), any other pivotal clinical trial that is intended to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of a Product in a manner sufficient to support Marketing Approval of such Product in the indication beings studied, or, with respect to a jurisdiction other than the United States, a similar clinical trial.

1.50                           “Product” means, individually and collectively, the Cardiovascular Product, the Expanded HPCs, and the CNS Product.

1.51                           “Prosecution and Maintenance” (including any variations thereof, such as “Prosecute and Maintain” and “Prosecuting and Maintaining”) means, with respect to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as continuations, continuations-in-part, divisionals, re-examinations, reissues and requests for patent term extensions and the like with respect to such Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to a Patent.

1.52                           “Region” means, individually, each of (i) Asia-Pacific, (ii) Europe and (iii) ROT.

1.53                           “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable governmental authority involved in granting Marketing Approval in such country or jurisdiction, including, (a) in the U.S., the FDA, (b) with respect to Europe, the EMA, (c) in Japan, the MHLW and (d) in China, the SFDA.

1.54                           “Regulatory Materials” means regulatory applications (including INDs and MAAs), submissions, notifications, communications, correspondence, registrations, approvals (including Marketing Approvals) and/or other filings made to, received from or otherwise conducted with a Regulatory Authority (including minutes of meeting with Regulatory Authorities) that are necessary or reasonably desirable to access in connection with the Development, manufacture or Commercialization of any Product in a particular country or regulatory jurisdiction.

1.55                           “Rest of Territory” or “ROT” means all countries and territories of the world including the United States, but excluding Asia-Pacific and Europe.

1.56                           “SFDA” means the State Food and Drug Administration of China, or any successor entity thereto performing similar functions.

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

1.57                           “Specifications” means, with respect to the BMT MPCs, Cardiovascular Product or the CNS Product those written specifications therefor initially established by Angioblast as may be modified by mutual agreement of the Parties as set forth in this Agreement.

1.58                           “Sub-Field” means, individually, each of the Cardiovascular Field, the Oncology Field and the CNS Field.

1.59                           “Term” means the period beginning on the Effective Date and, unless terminated earlier, expiring when this Agreement has expired for each of the Cardiovascular Field, the Oncology Field and the CNS Field in accordance with the provisions of Section 13.1.

1.60                           “Territory” means all countries and territories of the world.

1.61                           “Third Party” means any Person other than Angioblast, Cephalon and their respective Affiliates.

1.62                           Additional Definitions.  Each of the following terms shall have the meaning described in the corresponding section of this Agreement indicated below:

Term	Section Defined
Agreement	Preamble
Alliance Manager	3.2
Angioblast	Preamble
Angioblast Competing Activities	2.4(b)
Angioblast Indemnitees	12.1
Angioblast Logos	10.2
BMF	4.6(c)
Cephalon	Preamble
Cephalon Competing Activities	2.4(a)
Cephalon Indemnitees	12.2
CMC Information	4.6(c)
Co-Chair	¶3of Exhibit 3.1
Commercialization Plan	5.2
Committee	3.3
Competitive Product	2.4(c)
Conditional Forecast	4.4(c)
Costs	9.4(b)
Cover	9.5(c)
Defensive Action	9.4(a)
Dispute	14.1
Effective Date	Preamble
Enforcement Action	9.3(b)
Excluded Marks	¶6(f) of Exhibit 13
Excluded Products	¶6(a) of Exhibit 13
Excluded Region	¶7(a) of Exhibit 13
Excluded Sub-Field	¶6(a) of Exhibit 13
General Plan	4.2(a)
Improvements	9.1(b)
Indemnitee	12.3
Indemnitor	12.3
Infringing Product	9.3(b)
Inventions	9.1(a)
JAMS Rules	14.3(b)(ii)
JMC	7.7
Joint Steering Committee	3.1
Joint Defense Agreement	9.4(a)
Joint Interest Agreement	9.5(a)
Joint Patent	9.2(b)
JSC	3.1
Liabilities	12.1
Noticed Party	9.5(a)
Noticing Party	9.5(a)
Other Dispute	14.3

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Term	Section Defined
Other Enforcement Action	9.3(c)
Other Infringing Product	9.3(c)
Participating Party	4.7
Patent Challenge	13.3(c)
Payee	6.6
Payor	6.6
Plan	3.4
Prior Confidentiality Agreement	1.18
Research Plan	4.1
Responsible Party	4.7
Senior Executives	¶5 of Exhibit 3.1
SFDA	1.56
Specific Angioblast Patent	9.2(a)
Subcommittee	¶1 of Exhibit 3.1
Supply Agreement	7.1
Territory	1.60
Third Party Claim	12.1
Transfer Price	¶2(a) of Exhibit 6.3
Wind-down Period	¶5(b) of Exhibit 13
Withdrawal Notice	¶6 of Exhibit 3.1

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1.63                           Interpretation.  Unless specified to the contrary, references to Articles, Sections, Paragraphs and Exhibits mean the particular Articles, Sections, Exhibits and Paragraphs to this Agreement and references to this Agreement include all Exhibits hereto.  Unless the context clearly requires otherwise, whenever used in this Agreement:  (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation,” whether or not such additional words are written; (b) the word “or” shall have its inclusive meaning of “and/or” except when paired as “either/or”; (c) the word “day” or “quarter” or “year” means a calendar day or calendar quarter or calendar year unless otherwise specified; (d) the word “notice” shall require notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other communications contemplated under this Agreement; (e) the words “hereof,” “herein,” “hereunder,” “hereby” and derivative or similar words refer to this Agreement (including the Exhibits hereto); (f) provisions that require that a Party, the Parties or a committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; (i) references to any specific Law, article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement thereof; (j) the phrase “by or on behalf of” or “on behalf of” means, with respect to a Party, all Persons, including such Party’s employees, contractors, and consultants, acting under such Party’s authority and its Affiliates and, in the case of Angioblast, licensees, or in the case of Cephalon, Marketing Partners; provided, however, neither Party or its Affiliates (including their employees, contractors and consultants acting within the scope of their duties as such) shall be deemed to be acting “by or on behalf of” the other Party or its Affiliates hereto.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

ARTICLE II
GENERAL RIGHTS AND LIMITATIONS

2.1                                 Grant of Rights to Cephalon.

(a)                                  General.  Subject to the terms and conditions of this Agreement (including Angioblast’s right to supply BMT MPCs, Cardiovascular Products and CNS Products), Angioblast hereby grants to Cephalon an exclusive, transferable (in accordance with Section 15.8) right (even as to Angioblast) under the Angioblast Technology to:  (i) Develop and Commercialize Cardiovascular

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Products for use in the Cardiovascular Field in the Territory; (iii) Develop and Commercialize CNS Products for use in the CNS Field in the Territory; and (ii) Develop, expand and otherwise process Expanded HPCs using BMT MPCs supplied hereunder and Commercialize BMT MPCs and such Expanded HPCs for use in the Oncology Field in the Territory.  The rights granted under this Section 2.1(a) shall be irrevocable except as provided under Section 13.2 or 13.3.

(b)                                 Affiliates; Marketing Partners.  Cephalon shall have the right to exercise any of the rights under Section 2.1(a) through one or more of its Affiliates and permitted Marketing Partners.  Angioblast shall have the right to approve any Marketing Partner (such approval not to be unreasonably withheld, conditioned or delayed), if such entity does not have (i) an enterprise value of $ **** or more or (ii) revenues from sales of pharmaceutical products in the Territory for indications in the Cardiovascular Field, CNS Field or Oncology Field of $ **** or more, or an Affiliate or such Person.  Cephalon shall ensure that each of its Marketing Partners is bound by a written agreement consistent with the terms and conditions of this Agreement and containing provisions as protective of Angioblast and the Products as this Agreement; and Cephalon shall remain responsible to Angioblast for all activities of its Affiliates and Marketing Partners to the same extent as if such activities had been undertaken by Cephalon itself.  Promptly following the execution of each agreement with a Marketing Partner, Cephalon shall provide Angioblast with a complete copy of such agreement, which may be redacted with respect to provisions not applicable to compliance with the terms and conditions of this Agreement.

2.2                                 Grant of Rights to Angioblast.

(a)                                  Cephalon Know-How.  Subject to the terms and conditions of this Agreement, Cephalon hereby grants to Angioblast a non-exclusive transferable (in accordance with Section 15.8) right to use and exploit the Cephalon Know-How (i) for purposes of carrying out is obligations under this Agreement including performing such Development activities with respect to the Products as provided in Section 4.3 and supplying BMT MPCs, Cardiovascular Products and CNS Products in accordance with ARTICLE VII and (ii) for purposes of researching, developing, manufacturing, using, selling, offering for sale, importing and otherwise exploiting MPC Products for use outside the Field.  The rights granted under this Section 2.2(a) shall be irrevocable.

(b)                                 Covenant Not to Sue.  Subject to the terms and conditions of this Agreement, Cephalon (on behalf of itself, its predecessors, successors, Affiliates, and their respective predecessors, successors, parent and subsidiary corporations, together with each of their assigns, including in bankruptcy) covenants not to bring any action or initiate any proceeding against Angioblast (or any Person acting under authority or on behalf of Angioblast) under any claim of a Patent Controlled by Cephalon or its Affiliate alleging infringement (direct or contributory) or

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inducement of infringement in connection with the manufacture, use, sale, offer for sale, importation or other exploitation of any pharmaceutical product containing MPCs for use outside of the Field.

2.3                                 Certain Restrictions.

(a)                                  On Cephalon.  Cephalon agrees that neither it, nor any of its Affiliates or Marketing Partners, will sell or provide the Products to any Third Party if Cephalon or its relevant Affiliate or Marketing Partner knows, or has reason to believe, that the Products, as the case may be, sold or provided to such Third Party would be sold or transferred, directly or indirectly, for use outside the Field.  Cephalon and its Affiliates and Marketing Partners shall promptly notify Angioblast in the event it or its Affiliate or Marketing Partner has reason to believe that any such Product sold or otherwise distributed has been or will be used outside the Field.  In addition, except as the Parties may mutually agree in writing from time to time, Cephalon and its Affiliates and Marketing Partners shall not, and shall not authorize, facilitate, collaborate with or assist any Third Party to, conduct any clinical trials, testing or other development activities with respect to the Products for use outside the Field.  Without limiting the foregoing, Cephalon, its Affiliates and Marketing Partners shall not (i) cooperate with any Third Party to develop or use any Product for applications outside the Field, including providing Products or funding for any physician-sponsored trial for such purpose or sponsoring or endorsing any publication indicating the Products are effective for any application outside the Field or (ii) seek any labeling for any Product outside of the Field.

(b)                                 On Angioblast.  Angioblast agrees that neither it, nor any of its Affiliates, will sell or provide MPC Products to any Third Party if Angioblast or its relevant Affiliate knows, or has reason to believe, that the MPC Products sold or provided to such Third Party would be sold or transferred, directly or indirectly, for use in the Field in the Territory.  Angioblast and its Affiliates and licensees shall promptly notify Cephalon in the event it or its Affiliate or licensee has reason to believe that any such MPC Product sold or otherwise distributed has been or will be used in the Field.  In addition, except as the Parties may mutually agree in writing from time to time or in the fulfillment of their obligations hereunder, Angioblast and its Affiliates shall not, and shall not authorize, facilitate, collaborate with or assist any Third Party to, conduct any clinical trials, testing or other development activities with respect to any product containing MPCs for use in the Field.  Without limiting the foregoing, Angioblast and its Affiliates shall not, except in fulfillment of their obligations hereunder, (i) cooperate with any Third Party to develop or use of any products containing MPCs for applications in the Field, including providing such products or funding for any physician-sponsored trial for such purpose or sponsoring or endorsing any publication indicating products containing MPCs are effective for any application in the Field or (ii) seek any labeling for any such product for use in the Field.  It is understood that nothing in this Agreement (including this Section 2.3(b)) shall be deemed to limit Angioblast’s reservation of rights under Section 2.6(b).

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2.4                                 Exclusivity.

(a)                                  Cephalon.  During the Term, on a Product-by-Product basis, except for the conduct of the activities pursuant to this Agreement, Cephalon agrees on its behalf and on behalf of its Affiliates (i) not to conduct, participate in or sponsor, directly or indirectly, any activities directed toward the development, manufacture, sales, marketing, promotion or distribution of any Competitive Product for the Field in the Territory (collectively, such activities “Cephalon Competing Activities”) or (ii) not to appoint, license or otherwise authorize any Third Party, whether pursuant to such license, appointment, or authorization or otherwise to perform any Cephalon Competing Activities.

(b)                                 Angioblast.  During the Term, on a Product-by-Product basis, except for the conduct of the activities pursuant to this Agreement, Angioblast agrees on its behalf and on behalf of its Affiliates (i) not to conduct, participate in or sponsor, directly or indirectly, any activities directed toward the sales, marketing, promotion or distribution of any Competitive Product for the Field in the Territory (collectively, such activities “Angioblast Competing Activities”) or (ii) not to appoint, license or otherwise authorize any Third Party, whether pursuant to such license, appointment, or authorization or otherwise to perform any Angioblast Competing Activities.  For clarity, from and after a termination of this Agreement with respect to a Product or Region, Angioblast’s obligations under this Section 2.4(b) shall expire with respect to such Product or Region, as applicable.

(c)                                  Definition of Competitive Product.  For purposes of this Section 2.4, “Competitive Product” means (i) with respect to the Cardiovascular Product, a pharmaceutical product comprising any stem cell(s) or MPC(s) being developed or commercialized for use in any of the following indications in humans: (A) congestive heart failure, (B) acute myocardial infarction, (C) angina, or (D) peripheral vascular disease/critical limb ischemia, (ii) with respect to CNS Products, a pharmaceutical product comprising any stem cell(s) or MPC(s) being developed or commercialized for use in any of the following indications in humans: (1) cerebrovascular ischemia, and (2) chronic degenerative neural indications, including (I) stroke, (II) Alzheimer’s disease, (III) Parkinson’s disease, (IV) Huntington’s disease and (V) multiple sclerosis; and (iii) with respect to the Expanded HPCs, a pharmaceutical product comprising any hematopoietic precursor cells expanded or processed using any stem cell for bone marrow transplantation in humans.

(d)                                 Post-Effective Date Affiliate.  Notwithstanding anything herein to the contrary, if during the Exclusivity Period, Angioblast or any of its Affiliates is acquired by or merges or is otherwise consolidated with any Person that is performing or thereafter initiates performance of an Angioblast Competing Activity or such Person otherwise becomes an Affiliate of Angioblast after the Effective Date, then such Person may continue such Angioblast Competing Activity (an “Outside Competing Activity”) without breach of the exclusivity obligations under Section 2.4(b); provided

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that Angioblast shall sequester such Outside Competing Activity to ensure that the Outside Competing Activity is kept separate and independent of the Development, research, manufacture and Commercialization of the Products, including using commercially reasonable efforts to ensure that no personnel involved in such Outside Competing Activity has access to Data or Confidential Information relating to the Products.  For clarity, any Data, Know-How, Patent or other intellectual property right resulting from such Outside Competing Activity shall not be included as Angioblast Technology under this Agreement, and nothing in this Agreement shall be construed to grant any rights to Cephalon under such Data, Know-How, Patent or other intellectual property right.  Similarly, the Outside Competing Activity shall not make use of any Angioblast Technology.

Notwithstanding anything herein to the contrary, in the event that Angioblast is acquired by or merges or is otherwise consolidated with a Person performing any Other Competing Activity, then Cephalon shall have the right to elect upon written notice to Angioblast referencing this Section 2.4(d) to amend this Agreement such that (i) all rights to the Angioblast Technology granted to Cephalon hereunder shall survive pursuant to the terms hereof, (ii) Cephalon shall have the sole discretion to Develop and Commercialize the Products for use in the Field in the Territory as contemplated hereby, without giving effect to the JSC and other collaborative activities hereunder except as required by Law, (iii) subject to (i) and (ii), Angioblast’s sole obligations under the Agreement would be to supply the BMT MPCs and Cardiovascular Products and CNS Products for use in the Field in the Territory in accordance with ARTICLE VII and the Supply Agreement (once executed) and (iv) Cephalon’s sole obligation under this Agreement would be to pay and report all amounts owed and due in accordance with ARTICLE VI and Exhibit 6.3.  For clarity, any right of Angioblast to terminate this Agreement pursuant to Section 13.3(a) and (b) would no longer apply under the Agreement as amended.

2.5                                 Subcontractors.  Except as otherwise provided under Section 2.1(b), either Party may engage Third Party subcontractors (including contract research organizations) in any country within the Territory to exercise the rights or perform the obligations of such Party under this Agreement; provided that such Party shall ensure that each such Third Party subcontractor is bound by a written agreement containing provisions as protective of the Angioblast Technology and the Products as this Agreement; and such Party shall remain responsible to the other Party for all activities of its Third Party subcontractors to the same extent as if such activities had been undertaken by such Party itself.

2.6                                 No Other Rights.

(a)                                  General.  Except for the rights expressly granted in this Agreement, each Party retains all rights under its intellectual property, and no additional rights shall be deemed granted to the other Party by implication, estoppel or otherwise.

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(b)                                 Certain Reservations.  For clarity, (i) the rights granted in this Agreement shall not be construed to convey any licenses or rights under the Angioblast Technology with respect to any product other than the Products and (ii) Angioblast retains all rights under the Angioblast Technology with respect to (A) manufacture of the Products except as otherwise provided in accordance with ARTICLE VII or any Supply Agreement (once executed) and otherwise fulfill its obligations hereunder, and (B) development, manufacture and commercialization (including marketing, promoting, selling and offering for sale) of products for use outside of the Field.

ARTICLE III
GOVERNANCE

3.1                                 Joint Steering Committee.  The Parties shall establish a joint steering committee (“Joint Steering Committee” or “JSC”) to govern certain matters in relation to the Parties actions and interactions under this Agreement as set forth in further detail on Exhibit 3.1.

3.2                                 Alliance Managers.  Promptly following the Effective Date, each Party shall appoint a representative (“Alliance Manager”) to facilitate communications between the Parties (including coordinating the exchange of Data and Know-How of each Party as required under this Agreement) and to act as a liaison between the Parties with respect to such other matters as the Parties may mutually agree in order to maximize the efficiency of the Collaboration.  Each Party may replace its Alliance Manager with an alternative representative satisfying the requirements of this Section 3.2 at any time with prior written notice to the other Party.  For clarity, the Alliance Managers may seek the advice and assistance of other personnel of either Party in fulfilling their obligations hereunder.

3.3                                 Scope of Governance.  Notwithstanding the creation of the JSC and any Subcommittee created by the JSC pursuant to Paragraph 1 of Exhibit 3.1 (each a “Committee”), each Party shall retain the rights, powers and discretion granted to it hereunder, and no Committee shall be delegated or vested with rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing.  No Committee shall have the power to (a) amend or modify this Agreement, (b) to determine whether or not a Party has met its diligence or other obligations under the Agreement, or (c) to determine whether or not a breach of this Agreement has occurred, and no decision of any Committee shall be in contravention of any terms and conditions of this Agreement.  It is understood and agreed that issues to be formally decided by the JSC and any Subcommittee, as applicable, are only those specific issues that are expressly provided in this Agreement to be decided by the JSC and any such Subcommittee, as applicable.

3.4                                 Day-to-Day Responsibilities.  Each Party shall: (i) be responsible for day-to-day implementation and operations of the Development, manufacturing and Commercialization activities with respect to Products in the Field for which it has or is otherwise assigned responsibility under the

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applicable Plan or this Agreement, and (ii) keep the other Party reasonably informed as to the progress of such activities, as reasonably requested by the other Party.  For purposes of this Agreement, “Plan” means the Development Plan or the Commercialization Plan, in each case then-currently in effect.

3.5                                 Information Sharing.  Without limiting the other provisions of this Agreement, each Party will keep the other reasonably informed on a timely basis as to the plans for and results of the activities of the Collaboration carried out by or under authority of such Party through the JSC and Alliance Managers.

3.6                                 Conflicts of Interest.  If Cephalon or its Affiliate or Marketing Partner sells a Product to a Third Party to which it also provides other products or services, Cephalon or such Affiliate or Marketing Partner (as applicable) shall not price, discount or otherwise offer (including bundling or rebating) any Product in any way that benefits such other products or services at the expense of such Product or otherwise disadvantage the Products in a manner intentionally designed to reduce the amounts payable hereunder.  In all events, Cephalon and its Affiliates and Marketing Partners shall price and offer the Products sold by it hereunder in accordance with applicable Law.

ARTICLE IV
DEVELOPMENT AND REGULATORY ACTIVITIES

4.1                                 Certain Research and Preclinical Activities.  The Parties acknowledge that the advancement of the use of Products in certain of the indications within the Field is early stage and that certain research and preclinical activities with respect to Products for such indications will need to be conducted not otherwise included in the General Plan described under Section 4.2(a) below.  Accordingly from time to time the Alliance Managers shall prepare and submit a plan and budget for such research and preclinical activities for each of the Products for use in the indications in the Field, including timelines setting forth the prioritization of each indication for each Product for use in the Field (the “Research Plan”), and the JSC shall meet within thirty (30) days of the submission of such Research Plan to the JSC to review and approve such Research Plan.  Each Party shall use commercially reasonable efforts to conduct such research and preclinical activities assigned to it in the Research Plan and each Party shall be responsible for **** percent (****%) of the budgeted Third Party costs incurred by the Parties for conducting such activities in accordance with the Research Plan, the amount so incurred shall be reconciled on a quarterly basis in arrears such that each Party bears **** percent (****%) of such costs.  For clarity, neither Party shall be obligated to perform or reimburse the costs of such activities except pursuant to an approved Research Plan therefor.  For clarity, such research and preclinical activities to be performed by Angioblast in accordance with this Section 4.1 shall not include any development work for CMC (chemistry,

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manufacturing and controls) and Cephalon shall have no obligation to reimburse the costs of such activities.

4.2                                 Development Plans.

(a)                                  General Plan.  A general plan describing overall Development goals, principles and timelines for the Collaboration is attached to this Agreement as Exhibit 4.2 (the “General Plan”) and sets out separately certain Development activities to be conducted by each Party.  The Parties shall use commercially reasonable efforts to Develop each of the Cardiovascular Product, Expanded HPCs and CNS Product for the Territory in a manner compatible with such goals, principles and timelines.

(b)                                 Establishment of the Development Plan.  Within sixty (60) days of the Effective Date, the Alliance Managers shall prepare and submit an initial draft of the Development Plan consistent with the General Plan and all applicable Law, including the standards and review of the FDA and other applicable Regulatory Authorities, and the requirements of Section 4.2(c) for activities to be carried out with respect to Development for each of the Cardiovascular Product, Expanded HPCs and CNS Product for the Territory through the period ending 31 December 2011 to the JSC for review, comment and approval.  Accordingly, the JSC shall meet within thirty (30) days of the provision of such Development Plan to the JSC to review and approve such Development Plan.  If the JSC is unable to reach consensus with respect to the Development Plan during such thirty (30) day period, then the applicable Party shall have the right to exercise its final decision with respect thereto in accordance with Paragraph 5 of Exhibit 3.1.  On or before October 31st of each year, the Alliance Managers shall prepare and submit an updated Development Plan to the JSC for its review and approval following the same procedures.  Without limiting the foregoing, the Alliance Managers may propose updates to the Development Plan from time to time and the JSC shall review the Development Plan and the Parties’ performance thereunder on an ongoing basis. For clarity, except as otherwise expressly provided herein, any material update to the Development Plan shall be subject to the review and approval of the JSC following the same procedures.

(c)                                  Content.  Each Development Plan shall contain a description of the activities to be carried out for the Cardiovascular Product, Expanded HPCs and CNS Product for the Field in the Territory with timelines for the completion of such activities and in a level of detail consistent with practice in the biopharmaceutical industry.  Except as otherwise provided herein, the timing and order of such activities shall be determined by the JSC.  Notwithstanding anything herein to the contrary, each Development Plan shall be consistent with the General Plan and the obligations of the Parties under this ARTICLE IV.

(d)                                 Performance.  Each Party shall (i) use commercially reasonable efforts to conduct those activities assigned to it under the applicable Development Plan in accordance with this

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ARTICLE IV and (ii) conduct those activities allocated to such Party under the Development Plan in compliance in all material respects with applicable Law and in accordance with good scientific and clinical practices.  For clarity, neither Party shall conduct any Development with respect to Products in the Field for the Territory except in accordance with the Development Plan.

4.3                                 Development Activities of Angioblast.

(a)                                  Conduct of Development Activities.  Angioblast shall use commercially reasonable efforts to conduct those activities assigned to it under the then-current Development Plan in accordance with the timelines specified therein.

(i)             If Cephalon provides written notice to Angioblast referencing this Section 4.3(a)(i), (A) requesting that Angioblast conduct a **** Clinical Trial with respect to any of the following indications (1) acute myocardial infarction, (2) angina, (3) peripheral vascular disease/critical limb ischemia, (3) cerebrovascular ischemia, (4) stroke, (5) Alzheimer’s disease, (6) Parkinson’s disease, (7) Huntington’s disease or (8) multiple sclerosis and (B) agreeing to conduct a **** Clinical Trial or **** Trial for such indication in accordance with Section 4.4(b), then Angioblast (in consultation with Cephalon) shall prepare and present to the JSC a protocol for the conduct of such **** Clinical Trial for such indication for the JSC’s review and approval.  Angioblast shall use commercially reasonable efforts to Initiate such clinical trial as soon as practicable under the circumstances and thereafter use commercially reasonable efforts to continue such clinical trial to completion in a timely manner in accordance with the protocol approved by the JSC.  Notwithstanding the foregoing, Angioblast shall have no obligation to Initiate more than **** (****) such **** Clinical Trial every **** (****) months.  For clarity and subject to the terms and conditions of this Agreement, Angioblast may at its own election, conduct one or more **** Clinical Trials for any indication within the Field.

(ii)          Except as otherwise provided herein, the timing and order of such **** Clinical Trials to be conducted pursuant to this Section 4.3 shall be determined by the JSC and set forth in the Development Plan.  In this regard, the Alliance Managers will include in the Development Plan submitted to the JSC for its review and approval a plan and budget for Angioblast’s conduct of such activities, and the JSC shall meet within thirty (30) days of the submission of such Development Plan to the JSC to review and approve such Development Plan.  Angioblast shall be responsible for and conduct such **** Clinical Trials in accordance the Development Plan and at its own expense, except that **** shall **** ****percent (****%) of the **** **** to **** Parties for **** such **** for **** in the **** Field in accordance with the Development Plan upon **** therefor.  For clarity, Angioblast shall have no obligation to perform and Cephalon shall have no obligation to fund such **** Clinical Trials except pursuant to an approved plan and budget therefor.

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(b)                                 JSC Review.  Within thirty (30) days of Angioblast’s providing to the JSC the data from a **** Clinical Trial conducted pursuant to Section 4.3(a), the JSC shall meet and review such data and determine how to proceed with respect to the Development of the Product for such indication.  If any primary efficacy endpoint (as defined in the applicable protocol) for the applicable **** Clinical Trial is met, then the JSC shall promptly approve an appropriate protocol consistent with applicable Law so that Cephalon can Initiate a **** Clinical Trial or **** Clinical Trial, as determined by the JSC, with respect to the corresponding indication, but in no case longer than **** (****) months after Angioblast presenting the data from the underlying **** Clinical Trial to the JSC; otherwise, if a primary efficacy endpoint is not met, the JSC shall review such data and make a recommendation as to how to proceed with respect to the Development of the applicable Product for such indication (including for Angioblast to perform additional Development) and the timing therefor.  If the JSC determines to conduct further Development of a Product for a particular indication, then the Development Plan shall be promptly updated accordingly.

4.4                                 Development Activities of Cephalon.

(a)                                  [Intentionally Omitted.]

(b)                                 Diligence.  Cephalon shall use commercially reasonable efforts to conduct those activities assigned to it under the then-current Development Plan in accordance with the timelines specified therein and with an overall goal to realize the commercial opportunity for the Products for use in the Field in the Territory.  Without limiting the foregoing, subject to Section 4.4(c) below, Cephalon shall Initiate (i) a **** Clinical Trial for Expanded HPCs for the Oncology Field within ****months of the JSC’s approval of the protocol therefor and thereafter use commercially reasonable efforts to continue such clinical trial to completion in a timely manner in accordance with the protocol approved by the JSC, (ii) a **** Clinical Trial for a Cardiovascular Product for use in congestive heart failure within ****months of the JSC’s approval of the protocol therefor and thereafter use commercially reasonable efforts to continue such trial to completion in a timely manner in accordance with such protocol; and (iii) a **** Clinical Trial or **** Clinical Trial, as determined by the JSC, for each indication for which Cephalon has provided prior written notice to Angioblast agreeing to conduct a clinical trial pursuant to this Section 4.4(b) or as determined by the JSC as described in Section 4.3(b) and thereafter use commercially reasonable efforts to continue such trial to completion in a timely manner in accordance with the protocol approved by the JSC.  In any such event, Cephalon (in consultation with Angioblast) shall prepare and present to the JSC a protocol for the conduct of such **** Clinical Trial or **** Clinical Trial, as applicable; however, Cephalon acknowledges that Angioblast has prepared proposed protocols and identified certain potential clinical sites with respect to the conduct of the clinical trials described in clause (i) and (ii) above, and will consider in good faith using such protocols and clinical sites in the conduct thereof.  If the data generated from clinical trials performed pursuant to

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this Section 4.4(b) reasonably supports a Marketing Approval in the applicable jurisdiction(s) as determined by the JSC, then Cephalon shall use commercially reasonable efforts to file and prosecute an MAA to obtain such Marketing Approval for the Product subject to such clinical trial.

(c)                                  Conditions Precedent.  Notwithstanding Section 4.4(b) above, Cephalon shall not have the obligation to Initiate any **** Clinical Trial or **** Clinical Trial for a Product for use in the Field in the Territory unless and until (i) the applicable Regulatory Authority has accepted CMC Information necessary to support filing an MAA for such Product, and (ii) Angioblast has established through reasonable supporting documentation that it (or its Third Party contract manufacturer) has reasonably sufficient capability to supply the anticipated commercial requirements of Cephalon, its Affiliates and Marketing Partners for such Product for the first **** (****) years of sales for such Product for use in the Field in the Territory.  Except as otherwise provided below in this Section 4.4(c), within sixty (60) days of Angioblast’s providing to the JSC the data from a **** Clinical Trial for a Product for an indication in the Field in the Territory conducted pursuant to Section 4.3(a), Cephalon shall provide to Angioblast a reasonable forecast of the anticipated commercial requirements of it, its Affiliates and Marketing Partners for such Product for the indication in the Field in the Territory based on any sales history for products for such indication in the Field in the Territory and realistic forecasted demand (each a “Conditional Forecast”), and such Conditional Forecast shall be used as the basis to establish the capability of Angioblast (or its Third party contract manufacturer) to supply such requirements under subsection (ii) above.  With respect to the Cardiovascular Product for congestive heart failure in the Cardiovascular Field, Cephalon shall provide Angioblast with a Conditional Forecast for such Product within **** of the Effective Date.  It is understood that the failure to satisfy the requirements of subsections (i) or (ii) above shall not be deemed to be a breach of Angioblast’s obligations to supply the Products pursuant to ARTICLE VII.

4.5                                 Clinical Protocols.

(a)                                  Each Party shall provide the JSC with copies of proposed clinical trial protocols, investigator brochures, clinical trial analyses and reports, and material correspondence (including all Regulatory Materials) with Regulatory Authorities with respect to each clinical trial and Product for use in the Field in the Territory.  In any event, and without limiting the foregoing, each Party shall provide the JSC with a copy of the clinical plan and protocols for each proposed clinical trial for a Product reasonably in advance of the Initiation thereof for review and approval by the JSC.

(b)                                 In addition, Angioblast agrees to provide to the JSC solely for informational purposes a sufficiently detailed synopsis of protocols to be used for clinical trials of pharmaceutical products containing MPCs for use outside the Field and in the Territory reasonably in advance of the

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Initiation of such clinical trial to assess whether such clinical trial is likely to present a material adverse risk to the Products for use in the Field in the Territory; however, Angioblast’s obligation to so provide the JSC any such synopsis shall be subject to Angioblast’s right to do so under its agreements with any Third Party; provided further that Angioblast shall use good faith efforts to obtain the right to provide such synopsizes to the JSC for such informational purposes.  In the event a Third Party is unwilling to allow Angioblast provide such synopsizes to the JSC, then Angioblast shall use good faith efforts to obtain the right to provide such synopsizes to an independent clinical development expert acceptable to Cephalon and such Third Party, which expert shall have the right to provide to Cephalon a report stating only whether he/she believes conduct of the clinical trial described in such synopsizes is likely to present a material adverse risk to the Products for use in the Field in the Territory.  For clarity, (i) any synopsizes provided to the JSC under this Section 4.5(b) shall be deemed to be Angioblast Confidential Information hereunder, (ii) neither Angioblast nor any of its Third Party partner shall be obligated to modify any such protocol and (iii) Cephalon agrees that Angioblast may provide similar synopsizes provided under Section 4.5(a) to its Third Party partner(s) for information purposes on a reciprocal basis as such Third Party partner allows access thereto to Cephalon hereunder.

4.6                                 Regulatory Matters.

(a)                                  Assignment of Regulatory Filings.  Subject to Section 4.6(b) below, at reasonable times to be mutually agreed by the Parties in order to maximize the efficiency of the Development of the Products in accordance with each Party’s responsibilities assigned to it under the Development Plan, Angioblast shall assign and deliver, or cause to be assigned and delivered, to Cephalon all Regulatory Materials (including INDs) obtained and maintained by Angioblast or its Affiliate or licensee for the Development of such Product for use in the Field in the Territory; provided, however, that, prior to the assignment of any such Regulatory Materials, Angioblast shall maintain such Regulatory Materials at its expense and shall take all reasonable actions to make available to Cephalon the benefits of such Regulatory Materials to the extent required by Cephalon in connection with its activities under this Agreement.

(b)                                 Responsibility for Regulatory Filings.  Each Party shall be responsible, at its expense, for filing, obtaining and maintaining approvals for those activities assigned to such Party hereunder in connection with the Development, manufacture and Commercialization of Products for the Field in the Territory.  The Parties acknowledge that, as between the Parties, Cephalon shall have the sole right and responsibility for filing any MAA or Marketing Approval, as well as pricing or reimbursement approvals for the Products for the Field in the Territory and maintaining the same.  All activities under this Section 4.6(b) shall be done subject to the oversight and in full consultation with the JSC.  Prior to the filing any MAA for a Product in the Field in the Territory, Cephalon shall

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provide a copy thereof to the JSC for its review and approval (including any associated proposed labeling).

(c)                                  BMF; CMC Information.  As long as Angioblast is supplying (or having supplied) to Cephalon the BMT MPCs, Cardiovascular Product or CNS Products pursuant to ARTICLE VII or the Supply Agreement, Angioblast shall, on a Product-by-Product and country-by-country basis: (a) file a biologics master file (“BMF”) in the Territory (or shall arrange for its contractor manufacturers to do so); or (b) provide to Cephalon Angioblast’s then-current CMC Information, in each case, with respect to the BMT MPCs, Cardiovascular Product or CNS Products supplied by Angioblast (or its contractor manufacturer) to Cephalon under this Agreement or the Supply Agreement; to the extent reasonably necessary for Cephalon to file for, obtain and maintain obtain Marketing Approvals for the applicable Products in the Territory.  Angioblast shall permit Cephalon to cross-reference any such BMF for the purposes of its Regulatory Materials (including INDs and MAAs) for the Products for use in the Field in the Territory in accordance with this Agreement.  Cephalon shall reimburse Angioblast for all out-of-pocket costs incurred by Angioblast in connection with the filing of such BMFs in accordance with this Section 4.6(c).  For purposes of this Section 4.6(c), “CMC Information” means all Data regarding a Party’s (or its contract manufacturer’s) chemistry, manufacturing and controls filed or required to be filed to in connection with the Development or Commercialization of the Products.

4.7                                 Regulatory Cooperation.  With respect to those Regulatory Materials Angioblast is required to file for, obtain and maintain to perform the Development activities assigned to Angioblast hereunder until such Regulatory Materials are assigned to Cephalon pursuant to Section 4.6(a), Angioblast shall be responsible for liaising with and managing all interactions with Regulatory Authorities with respect to such Product for use in the Field in the Territory, and during the period of time from and after such Regulatory Materials are assigned to Cephalon pursuant to Section 4.6(a), Cephalon shall be responsible for liaising with and managing all interactions with Regulatory Authorities with respect to such Product for use in the Field in the Territory.  During the period of time that a Party has responsibility for liaising and managing interactions with Regulatory Authorities (the “Responsible Party”), the other Party (the “Participating Party”) shall be entitled to participate in such interactions as provided in this Section 4.7.

(a)                                  Involvement of the Participating Party.  To the extent relating to the Products for use in the Field within the Territory or activities under the Agreement, the Responsible Party shall provide the Participating Party with:

(i)             reasonable advanced notice (and in no event less than ten (10) Business Days’ advance notice whenever feasible) of substantive meetings with any Regulatory Authority within the Territory that are either scheduled with, or initiated by or on behalf of,

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Responsible Party or its Affiliates, and an opportunity to have a reasonable number (but at least two (2)) representatives participate in all substantive meetings with such Regulatory Authority, and in any case shall keep the Participating Party informed as to all material interactions with such Regulatory Authorities;

(ii)          a copy of any material documents, information and correspondence submitted to the FDA or any other Regulatory Authority within the Territory as soon as reasonably practicable, together with English translations and summaries thereof, to the extent such translations and summaries exist; and

(iii)       with respect to Cephalon as the Responsible Party, an opportunity to have an observer attend any substantive meetings with Regulatory Authorities that are either scheduled with, or initiated by or on behalf of, the Responsible Party or its Affiliates to the extent such meetings are material to the chemistry, manufacturing and controls or the safety of products containing MPCs for use outside the Field or outside the Territory, and for clarity, such observer may be excluded from portions of any such meetings during which such observer’s attendance would be inappropriate because of Cephalon’s Confidential Information or other matters are discussed.

(b)                                 JSC Approval.  The JSC shall approve the overall strategy and positioning of all material Regulatory Materials (including product labeling) prior to their submission or filing, based upon reasonably detailed reports and summaries of such submissions and filings presented to the JSC by the Responsible Party.  In connection with such review, the Responsible Party shall promptly provide to the JSC such additional information regarding a proposed filing as the Participating Party may reasonably request.

(c)                                  Other Regulatory Matters.  Each Party will promptly provide the other Party with copies of all material documents, information and correspondence received from a Regulatory Authority (including a written summary of any material communications in which such other Party did not participate) within the Territory and, upon reasonable request, with copies of any other documents, reports and communications from or to any Regulatory Authority within the Territory relating to the Products for use in the Field or activities under the Agreement.  In addition, Angioblast shall provide to Cephalon reasonable advance notice of any substantive meetings with Regulatory Authorities that are either scheduled with, or initiated by or on behalf of, Angioblast or its Affiliates relating to products containing MPCs for use outside the Field within the Territory to the extent such meetings are material to the chemistry, manufacturing and controls or the safety of the Products for use in the Field within the Territory, and an opportunity to have an observer attend in such substantive meetings with such Regulatory Authority.  For clarity, such observer may be

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excluded from portions of any such meetings during which such observer’s attendance would be inappropriate because a Third Party’s proprietary information or other matters are discussed.

4.8                                 Exchange of Data and Know-How.

(a)                                  By Angioblast.  Promptly following the Effective Date, Angioblast will make available to Cephalon all Angioblast Know-How described in Section 1.4(a) for Cephalon to Develop or Commercialize the Products and process the Expanded HPCs, in each case for use in Field in the Territory, including all Data from research, preclinical studies, and clinical trials for the Products for use in the Field in the Territory existing as of the Effective Date.

(b)                                 By Either Party.  During the Term, each Party shall provide to the other Party all such Party’s Know-How (i.e., in case of Angioblast, Angioblast Know-How described in Section 1.4(a), and in the case of Cephalon, Cephalon Know-How described in Section 1.13(a)) that is Controlled by such Party and that has not previously been provided hereunder, in each case promptly upon request by the other Party.  The Party providing such Party’s Know-How shall provide the same in electronic form to the extent the same exists in electronic form, and shall provide copies as reasonably requested and an opportunity for the other Party or its designee to inspect (and copy) all other materials comprising such Know-How (including for example, original patient report forms and other original source data, to the extent access is allowed under applicable Law).  The Parties, through the Alliance Managers, will cooperate and reasonably agree upon formats and procedures to facilitate the orderly and efficient exchange of the Angioblast Know-How and the Cephalon Know-How.  This Section 4.8(b) shall be the sole obligation of Angioblast and the sole remedy of Cephalon for any breach of the obligation to provide Know-How pursuant to Section 4.8(a) above.

(c)                                  Provision of Data to JSC.  Upon request by the JSC, each Party shall promptly provide the JSC with summaries in reasonable detail of all Data generated or obtained in the course of such Party’s performance of activities under the Development Plan.

4.9                                 Sharing of Regulatory Filings.  Without limiting Section 4.8, each Party shall permit the other Party to access, and shall provide the other Party with sufficient rights to reference and use in association with exercising its rights and performing its obligations under this Agreement, all of such Party’s, its Affiliates’ and, to the extent it has the right to do so, its Marketing Partners’ Regulatory Materials (including Data), with respect to the Products in the Field in the Territory.

4.10                           Inspection Right.

(a)                                  Inspection by a Party.  Each Party shall permit an independent (i.e., having no prior or existing relationship with either Party) Third Party or internal regulatory consultant reasonably acceptable to such Party, to enter the relevant facilities of such Party and its Affiliates

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during normal business hours and upon reasonable advance notice to inspect and verify compliance with applicable regulatory and other requirements as well as with this Agreement, with respect to matters relating to the Products for use in the Field in the Territory, all Know-How to be provided to the other Party pursuant to Section 4.8 and the activities under the Collaboration.  Such inspection right shall include the right to examine any internal procedures or records of the inspected Party relating to the Products for use in the Field in the Territory.  The inspected Party shall give such Third Party all necessary and reasonable assistance for a full and correct carrying out of the inspection.  Such inspection shall not relieve the inspected Party of any of its obligations under this Agreement.

(b)                                 Diligence.  Each Party shall use commercially reasonable efforts to secure for the other Party the rights set forth in Section 4.10(a) from Third Parties acting on its behalf, including trial sites and other contractors with respect to the Product for use in the Field (including in the case of Cephalon, any Marketing Partner).  In the event a Party is unable to secure such inspection rights from any such Third Party, the Party agrees to secure such rights for itself and, if requested by the other Party, shall exercise such rights, at its own expense, for the other Party and fully report the results thereof to such other Party.

4.11                           Reporting; Adverse Drug Reactions.

(a)                                  Pharmaco-Vigilance Agreement.  In conjunction with this Agreement, the Parties shall enter into a pharmaco-vigilance agreement on reasonable and customary terms, including:  (i) providing detailed procedures regarding the maintenance of core safety information and the exchange of safety data relating to the Products; and (ii) ensuring compliance with the reporting requirements of all applicable Regulatory Authorities on a worldwide basis.

(b)                                 Adverse Event Reporting.  As between the Parties, Cephalon shall be responsible for the timely reporting of all Adverse Drug Reactions, complaints and safety data relating to the Products for use in the Field in the Territory to the appropriate Regulatory Authorities in all countries in the Territory in accordance with the Law.  Cephalon shall ensure that its Affiliates and Marketing Partners comply with such reporting obligations in the Territory.  To the extent required by applicable Law or as requested by the applicable Regulatory Authority, Angioblast shall provide Cephalon with timely reporting of any Adverse Drug Reactions, complaints and safety data relating to MPC Products for use outside the Field.

4.12                           Delays Outside of a Party’s Control.  In addition to the provisions of Section 15.1, neither Party will be responsible for failure to meet timelines with respect to the Development of the Products for the Field caused by factors beyond its reasonable control (e.g., regulatory delays, changes in regulatory timelines, being placed on clinical hold) and despite its commercially reasonable efforts to accomplish the objective within the applicable time therefor.

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ARTICLE V
COMMERCIALIZATION AND PROMOTION

5.1                                 Commercialization of the Products.  Cephalon shall be responsible for, and shall use commercially reasonable efforts to Commercialize Products in the Field throughout the Territory in a prompt and expeditious manner and meet the sales and other goals set forth in the then-current Commercialization Plan.  It is understood and agreed that, except as otherwise expressly provided herein, all Commercialization efforts for the Products in the Field in the Territory shall be at the sole expense of Cephalon.

5.2                                 Commercialization Plan.  At such time as Cephalon prepares a plan for Commercialization of a Product for its own internal purposes (the “Commercialization Plan”) and update such plan on an annual basis, which plan and updates shall be presented by Cephalon to the JSC for review and approval.  Cephalon shall use commercially reasonable efforts to carry out all marketing, promotion and commercialization of the Products in the Territory in accordance with the then-current Commercialization Plan therefor.

ARTICLE VI
PAYMENTS

6.1                                 Initial License Fee.  Cephalon shall pay to Angioblast an initial license fee in the amount of One Hundred Thirty Million United States Dollars (US$130,000,000) as follows:

(i)             One Hundred Million United States Dollars (US$100,000,000) within five (5) days following the Effective Date; and

(ii)          Thirty Million United States Dollars (US$30,000,000) within five (5) days following the date on which all Conditions Precedent (as defined in that certain Subscription Deed by and between Mesoblast Limited and Cephalon effective as of even date herewith) have been met.

The initial license fee set forth in this Section 6.1 shall be paid in accordance with the payment provisions of this ARTICLE VI and shall not be refundable or creditable against any other payments by Cephalon to Angioblast under this Agreement.

6.2                                 Equity Purchase.  Simultaneous with the execution of this Agreement Cephalon and Angioblast have entered into that certain Stock Purchase Agreement dated as of even date herewith by and among Angioblast, Cephalon and the individuals and entities listed on the exhibits thereto pursuant to which Cephalon shall purchase certain currently outstanding equity securities of Angioblast in accordance with the terms of such agreement.

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6.3                                 Other Payments.  Cephalon shall make the other payments to Angioblast as set forth in Exhibit 6.3.

6.4                                 Payment Method.  All payments under this Agreement shall be made by bank wire transfer in immediately available funds to an account designated by the Party to which such payments are due.  Any payments or portions thereof due under this Agreement that are not paid by the date such payments are due under this Agreement shall bear interest at a rate equal to:  (i) the LIBOR rate as reported by The Wall Street Journal (U.S. Internet version at www.wsj.com) plus two percent (2%) per year on the Business Day immediately prior to the date the applicable amount was due, or (ii) if lower, the maximum rate permitted by Law; calculated on the number of days such payment is delinquent, compounded annually and computed on the basis of a three hundred sixty five (365) day year.  This Section 6.4 shall in no way limit any other remedies available to the Parties.

6.5                                 Currency Conversion.  Unless otherwise expressly stated in this Agreement, all amounts specified in this Agreement are in Dollars, and all payments by one Party to the other Party under this Agreement shall be paid in Dollars.  If any currency conversion shall be required in connection with the payment of the transfer price under this Agreement, such conversion shall be calculated using the average exchange rate for the conversion of foreign currency into Dollars, quoted for current transactions for both buying and selling Dollars, as reported in The Wall Street Journal (U.S. Internet version at www.wsj.com) for the last Business Day of each month of the calendar quarter to which such payment pertains.

6.6                                 Withholding Taxes.  If Law requires withholding of any taxes by the Party making payment (the “Payor”) of any amount hereunder imposed upon the Party receiving payment (the “Payee”) on account of any payments paid or payable under this Agreement, such taxes shall be deducted by Payor as required by Law from such payment and shall be paid by Payor to the proper taxing authorities.  Official receipts of payment of any such taxes shall be secured and promptly provided to Payee as evidence of such payment together with other documentation reasonably requested by Payee in connection therewith.  The Parties shall cooperate in any lawful manner to reduce or eliminate any such taxes imposed to the extent possible under the provisions of any applicable tax treaty, and shall cooperate in filing any forms required for such reduction or elimination.

6.7                                 Records; Inspection.  Cephalon shall keep, and require its Affiliates and Marketing Partners to keep, complete, true and accurate books of accounts and records for the purpose of determining the amounts payable to Angioblast pursuant to this Agreement.  Such books and records shall be kept for at least five (5) years following the end of the calendar year to which they pertain.  Such records will be open for inspection by an independent (i.e., having no prior or existing

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relationship with either Party) auditor chosen by Angioblast and reasonably acceptable to Cephalon for the purpose of verifying the amounts payable by Cephalon hereunder.  Such inspections may be made no more than **** each calendar year, at reasonable times and on reasonable prior written notice.  The records for any particular calendar quarter shall be subject to no more than **** ****.  The auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection.  Any inspection conducted under this Section 6.7 shall be at the expense of Angioblast, unless such inspection reveals any underpayment of the amount due hereunder by at least **** percent (****%) for the applicable period, in which case the full costs of such inspection shall be borne or promptly reimbursed by Cephalon.  Any underpayment shall be paid by Cephalon within fifteen (15) Business Days with interest on the underpayment at the rate specified in Section 6.4 from the date such payment was originally due; and any overpayment may be credited against future payments hereunder without interest or if there will be no future payments by Cephalon, then reimbursed within fifteen (15) Business Days.

ARTICLE VII
MANUFACTURING AND SUPPLY

7.1                                 Supply.  Subject to the terms and conditions of this Agreement, Angioblast shall use commercially reasonable efforts to supply or have supplied (by an Affiliate or Third Party) to Cephalon all requirements of (a) Cardiovascular Products for use in the Cardiovascular Field, (b) BMT MPCs for use in the Oncology Field and (c) CNS Products for use in the CNS Field, in each case in the Territory, in accordance with this ARTICLE VII and in accordance with a separate written agreement to be negotiated between the Parties pursuant to Section 7.3 (the “Supply Agreement”).  Except as otherwise agreed by the Parties in the Supply Agreement, as between the Parties: (i) Cephalon shall exclusively purchase from Angioblast all requirements of the BMT MPCs, Cardiovascular Products and CNS Products (including those of its Affiliates and Marketing Partners); and (ii) Angioblast shall have the exclusive right to manufacture and have manufactured the BMT MPCs, Cardiovascular Products and CNS Products.  It is understood that Angioblast shall supply to Cephalon (or its designee) the BMT MPCs, Cardiovascular Products and CNS Products in accordance with the Specifications therefor.  For clarity, Cephalon shall be responsible for obtaining any import or export approvals required by Regulatory Authorities in the Territory to import or export the BMT MPCs, Cardiovascular Products and CNS Products to any country or other jurisdiction within the Territory.

7.2                                 Formulation / Specifications.  Angioblast shall be responsible for determining the appropriate formulation for the BMT MPCs, Cardiovascular Products and CNS Products and associated Specifications (which with respect to activities after the Effective Date shall be done in consultation with Cephalon and subject to the oversight of the JSC); however, upon Cephalon’s reasonable request and agreement to reimburse Angioblast for its costs associated therewith,

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Angioblast shall use commercially reasonable efforts to accommodate any changes in formulation or the Specifications for the BMT MPCs, Cardiovascular Products and CNS Products.

7.3                                 Clinical Supply.  Angioblast shall use commercially reasonable efforts to supply to Cephalon the BMT MPCs, Cardiovascular Products and CNS Products for use in Development of Products for use in the Field in the Territory in accordance with this Section 7.3.

(a)                                  Angioblast shall supply Cephalon with such quantities of the BMT MPCs, Cardiovascular Products and CNS Products as are reasonably required by Cephalon in order to conduct Development of the Products for use in the Field in the Territory in accordance with the then-current Development Plan.

(b)                                 Such supply shall be at no charge to Cephalon; however, Cephalon shall be responsible for all costs of shipping, handling, transit, taxes (including VAT), packaging, storage and the like in connection with the transport of BMT MPCs, Cardiovascular Products and CNS Products from the facilities where Angioblast manufactures or has manufactured the same to the location designated by Cephalon.  Accordingly, Cephalon shall choose the carrier and be responsible for all payments thereto.  It being understood that Angioblast shall not be responsible for any loss or damage of BMT MPCs, Cardiovascular Products and CNS Products in carriage, use or otherwise not caused by Angioblast or a Person acting by or on behalf of Angioblast; however, in the event of such loss or damage, the Parties shall promptly discuss how to address such situation, including Cephalon reimbursing Angioblast’s costs associated with replacing such lost or damaged BMT MPCs, Cardiovascular Products and CNS Products and any expedite fees associated therewith.

(c)                                  The Parties shall establish reasonable procedures for Cephalon to forecast and submit to Angioblast, and for Angioblast to fill, orders for BMT MPCs, Cardiovascular Products and CNS Products for use for Development.  Such procedures shall include reasonable schedules for delivery of BMT MPCs, Cardiovascular Products and CNS Products ordered by Cephalon pursuant to this Section 7.3 consistent with the Development Plan then in effect.  Notwithstanding the foregoing, Angioblast shall not be obligated to supply any quantities of the Product in excess of the Product necessary for Cephalon to conduct the Development activities assigned to it under the Development Plan.  Cephalon agrees that BMT MPCs, Cardiovascular Products and CNS Products supplied pursuant to this Section 7.3 shall be used solely for purposes of performing Development of the Products for use in the Field in the Territory in accordance with the Development Plan and, unless otherwise agreed by the Parties, for no other purpose.  Accordingly, Cephalon acknowledges that Angioblast shall have the right to package or otherwise mark such BMT MPCs, Cardiovascular Products and CNS Products in a manner that distinguishes them from those intended for Commercialization.

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(d)                                 BMT MPCs, Cardiovascular Products and CNS Products supplied to Cephalon pursuant to this Section 7.3 shall be manufactured in compliance with all applicable GMP and the Specifications therefor and other requirements therefor established by the applicable Regulatory Authorities.

7.4                                 Commercial Supply.  Upon the written request of Cephalon before a Product receives the first Marketing Approval in the Territory, the Parties shall negotiate and execute a Supply Agreement for the supply by Angioblast to Cephalon of all of the requirements of the applicable BMT MPCs, Cardiovascular Products or CNS Products for Commercialization in the Territory, and such Supply Agreement shall include the terms and conditions set forth on Exhibit 7.4 and shall not otherwise be inconsistent with the terms and conditions of this Agreement.  The transfer price for all BMT MPCs, Cardiovascular Products and CNS Products supplied for Commercialization in the Territory shall be as set forth in Section 6.3 above.

7.5                                 Quality Agreement.  Angioblast and Cephalon shall execute a mutually acceptable quality agreement that allocates roles and responsibilities to each Party with respect to quality control and regulatory compliance with respect to supply of Products to Cephalon for the Development and Commercialization of the Products pursuant to Sections 7.3 and 7.4 above.

7.6                                 Supply Protection.  Angioblast and Cephalon shall cooperate to establish reasonable plans and procedures to avoid any shortage of supply of BMT MPCs, Cardiovascular Products and CNS Products.  Additionally, in order to mitigate the risk of shortage of supply the JSC may establish requirements for safety stock inventories to be maintained by the Parties and plans to extend the shelf life of BMT MPCs, Cardiovascular Products and CNS Products including stability trials to be performed by the Parties.

7.7                                 Shortage of Supply.  Angioblast shall promptly notify the JSC of any occurrence of which it becomes aware that it expects will result in a likely shortage or prevent Angioblast from providing on-time delivery of quantities of the Products ordered by Cephalon and accepted by Angioblast in accordance with the terms and conditions of this ARTICLE VII or the Supply Agreement.  In such event, the JSC shall immediately establish a joint manufacturing subcommittee with an equal number of senior manufacturing personnel from each Party (“JMC”) to address the issue, including locating one or more alternative suppliers or manufacturing sites to increase production and identifying other actions necessary to resolve the issue.  The JMC shall determine appropriate measures to prevent any shortage of supply and shall promptly implement such measures.  In any such event Angioblast shall allocate the quantities of such Product that Angioblast has in inventory, and that Angioblast is able to produce, on a reasonable worldwide basis (based upon sales history and realistic forecasted demand), so that Cephalon receives its portion.  In any

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event, both Parties agree to respond with the level of speed and diligence commensurate with the severity of the problem.

7.8                                 Back-Up Manufacturing Right.  If, despite the foregoing measures undertaken by the Parties pursuant to Sections 7.6 and 7.7 above, Angioblast, as a result of its failure to use commercially reasonable efforts, is unable to supply quantities of the BMT MPCs, Cardiovascular Products or CNS Products, as applicable, ordered by Cephalon and accepted by Angioblast for commercial sale in accordance with the terms and conditions of the Supply Agreement (once executed) and such inability interrupts or is likely to interrupt Cephalon’s ability to meet the market demand for the applicable Products (a “Supply Failure”), then Cephalon shall have the right to qualify a Third Party back-up contractor manufacturer, to which Angioblast has no reasonable objection (each, a “CMO”) for such Product for commercial supply in the Territory and to have its and its Affiliates’ and Marketing Partners’ requirements for such Product manufactured and supplied to Cephalon for commercial sale in the Territory for the remaining Term of the Agreement.  If Cephalon so elects to exercise its rights under this Section 7.8, then Cephalon shall identify and qualify a CMO, and Angioblast shall have the right to participate in and approve such qualification therefor, not to be unreasonably withheld, conditioned or delayed.  Upon Angioblast’s approval of such CMO, Angioblast shall transfer (or cause its existing contract manufacturer to transfer) all relevant Data and other Know-How related to the manufacture and supply of such Product to such CMO in accordance with the provisions set forth in Exhibit 7.8.  Upon completion of such transfer of Data and other Know-How, Angioblast shall no longer have the obligations to supply the requirements for such Product for commercial sale as provided for under this ARTICLE VII and the Supply Agreement.  This Section 7.8 shall be the sole obligation of Angioblast and the sole remedy of Cephalon for a failure to supply any commercial requirements of the Products as set forth in this ARTICLE VII and the Supply Agreement if such exercise is prior to the expiration of Angioblast’s right to terminate pursuant to Section 13.3(a) or 13.3(b), as applicable.  If Cephalon so elects to exercise its rights under this Section 7.8, Cephalon shall not owe any amount to Angioblast under Paragraph 2(a) of Exhibit 6.3 for such Product; provided, however, that if Angioblast’s right to terminate pursuant to Section 13.3(a) or 13.3(b), as applicable, has expired, then Cephalon shall pay Angioblast the Transfer Price that would have been paid to Angioblast if Angioblast had supplied such Product to Cephalon less Cephalon’s actual cost of goods for such Product as calculated in accordance with Accounting Standards.  For clarity, such payments shall be made on calendar quarterly basis in arrears consistent with the reconciliation process as provide for under Exhibit 6.3 and provide reports with respect to such sales as set forth under ARTICLE VI and otherwise in accordance with ARTICLE VI.

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ARTICLE VIII
CONFIDENTIALITY

8.1                                 Confidential Information.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information furnished to it by the other Party pursuant to this Agreement.  The confidentiality and non-use obligations set forth above shall terminate five (5) years after the Term except with respect to any Confidential Information that constitutes a trade secret under applicable Law.  In any event, the confidentiality and non-use obligations set forth above shall not apply with respect to any portion of the other Party’s Confidential Information that the receiving Party can demonstrate by competent written proof:

(a)                                  was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the disclosing Party;

(b)                                 was generally available to the public or otherwise part of the public domain at the time of its disclosure by the disclosing Party;

(c)                                  becomes generally available to the public or otherwise part of the public domain after its disclosure by the disclosing Party, other than through any act or omission of the receiving Party in breach of this Agreement;

(d)                                 is disclosed to the receiving Party or its Affiliate by a Third Party who has a legal right to make such disclosure and who did not obtain such information directly or indirectly from the disclosing Party; or

(e)                                  is independently discovered or developed by employees or contractors of the receiving Party or its Affiliate who have not actually received or have no actual knowledge of the other Party’s Confidential Information.

8.2                                 Authorized Disclosure.  Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following situations:

(a)                                  Prosecuting and Maintaining Patents in accordance with Section 9.2;

(b)                                 complying with the requirement of Regulatory Authorities with respect to filing for, obtaining and maintaining Marketing Approval for the Products in accordance with this Agreement (including conducting Development of the Products);

(c)                                  prosecuting or defending litigation as contemplated by, or arising out of, this Agreement;

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(d)                                 complying with applicable Laws and regulations promulgated by security exchanges, court order or administrative subpoenas or orders or otherwise submitting information to tax or other governmental authorities;

(e)                                  disclosure to its or its Affiliates’ employees, agents, consultants, advisors (including financial advisors, lawyers and accounts) and contractors (and Marketing Partners in the case Cephalon and other licensees or sublicensees in the case of Angioblast), in each case only on a need-to-know basis for the sole purpose of performing its or its Affiliates’ obligations or exercising its or its Affiliates’ rights under this Agreement, provided that in each case the recipient of such Confidential Information are bound by written obligations of confidentiality and non-use at least as equivalent in scope as those set forth in this ARTICLE VIII prior to any such disclosure; and

(f)                                    disclosure to existing and potential investors, merger partners or acquirors, including their respective consultants and professional advisors (including financial advisors, lawyers and accounts), solely on a need-to-know basis in order to evaluate an actual or potential investment, acquisition or similar business transactions; and provided that in connection with such disclosure, the disclosing Party shall inform each disclosee of the confidential nature of such terms and cause each disclosee to treat such information as confidential consistent with the nature of the Confidential Information so disclosed.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to clause (i), (ii) or (iv) of this Section 8.2, it shall promptly notify the other Party of such required disclosure and shall use reasonable efforts to obtain, or to assist the other Party in obtaining, a protective order or confidential treatment limiting or preventing the required disclosure, and disclose only the minimum information necessary for such disclosure; provided that such Confidential Information disclosed accordingly shall only lose its confidentiality protection for purposes of such disclosure.  In any event, each Party agrees to take all reasonable action to avoid disclosure of Confidential Information of the other Party hereunder.

8.3                                 Prior Non-Disclosure Agreements.  Upon execution of this Agreement, the terms of this ARTICLE VIII shall supersede the Prior Confidentiality Agreement in their entirety.

8.4                                 Publicity; Terms of Agreement.

(a)                                  General.  Each of the Parties agrees not to disclose to any Third Party the terms and conditions of this Agreement without the prior approval of the other Party, except to advisors (including financial advisors, attorneys and accountants), potential and existing investors, financial or commercial partners, merger partners and acquirers and others on a need-to-know basis, in each case under circumstances that reasonably protect the confidentiality thereof, or as otherwise provided in the special authorized disclosure provisions set forth below in this Section 8.4.  The

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Parties shall make a joint public announcement of the execution of this Agreement, such public announcement to be mutually agreed by the Parties within two (2) Business Days of the Effective Date and released promptly thereafter by the Parties in a coordinated manner.

(b)                                 Future Releases.  After release of such press release, if either Party desires to make a public announcement concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld or delayed.  A Party commenting on such a proposed press release shall provide its comments, if any, within two (2) Business Days after receiving the press release for review.  To the extent required by applicable Laws, including regulations promulgated by applicable securities exchange, each Party shall have the right to make a press release announcing the achievement of each milestone under this Agreement as it is achieved, and the achievements of Marketing Approvals in the Territory as they occur, subject only to the review procedure set forth in the preceding sentence.  In relation to a Party’s review of such an announcement, such Party may make specific, reasonable comments on such proposed press release within the prescribed time for commentary, but shall not withhold its consent to disclosure of the information that the relevant milestone has been achieved and triggered a payment hereunder.  Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 8.4, provided that such information remains accurate as of such time.

(c)                                  Regulatory Disclosures.  The Parties acknowledge that a Party may at some point in time be obligated to file a copy of this Agreement with applicable governmental authorities having regulatory authority over such Party securities or the exchange thereof.  In such case, such Party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available to such Party and permitted by such governmental authority.  In the event of any such filing, such Party will provide the other Party with a copy of the Agreement marked to show provisions for which the filing Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed.  The other Party will as promptly as practical provide any such comments.  The other Party recognizes that applicable Laws, including regulations promulgated by applicable governmental authorities, to which the filing Party is and may become subject to may require the filing Party to publicly disclose certain terms of this Agreement that the other Party may prefer not be disclosed, and that the filing Party is entitled hereunder to make such required disclosures to the minimum extent necessary to comply with such Laws.

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8.5                                 Technical Publications.  Neither Party may publish peer reviewed manuscripts, or give other forms of public disclosure such as abstracts and presentations, of data or results of activities under this Agreement with respect to Products for use in the Field in the Territory, without the opportunity for prior review by the other Party, except to the extent required by applicable Laws.  A Party seeking publications shall provide the other Party the opportunity to review and comment on any proposed manuscripts or presentations which relate to any Product at least sixty (60) days prior to their intended submission for publication or presentation.  The other Party shall provide the Party seeking publication with its comments in writing, if any, within thirty (30) Business Days after receipt of such proposed manuscripts or presentations.  The Party seeking publication shall consider in good faith such comments thereto provided by the other Party and shall remove from the proposed manuscripts or presentations any and all of the other Party’s Confidential Information at the request of such other Party.  In addition, the Party seeking publication shall delay the submission for a period up to ninety (90) days in the event that the other Party can demonstrate reasonable need for such delay, including the preparation and filing of a Patent application.  If the other Party fails to provide its comments to the Party seeking publication within such thirty (30) Business Day period, such other Party shall be deemed not to have any comments, and the Party seeking publication shall be free to publish in accordance with this Section 8.5 after the sixty (60) day period has elapsed.  The Party seeking publication shall provide the other Party a copy of the manuscript or presentation at the time of the submission.  The Party seeking publication shall not have the right to publish or present the other Party’s Confidential Information without prior written consent of the other Party, except as expressly permitted in this Agreement.  The contribution of each Party shall be noted in all publications or presentations by acknowledgment or co-authorship, whichever is appropriate.

8.6                                 Equitable Relief.  Each Party acknowledges that its breach of this ARTICLE VIII may cause irreparable harm to the other Party, which cannot be reasonably or adequately compensated in damages in an action at law.  By reasons thereof, each Party agrees that the other Party shall have the right to seek, in addition to any other remedies it may have under this Agreement or otherwise, preliminary or permanent injunctive and other equitable relief to prevent or curtail any actual breach of the obligations relating to Confidential Information set forth in this ARTICLE VIII by such Party.

ARTICLE IX
INTELLECTUAL PROPERTY

9.1                                 Ownership.

(a)                                  General.  As between the Parties and subject to the terms and conditions of this Agreement, all right, title and interest to inventions and other subject matter conceived or created or first reduced to practice in connection with this Agreement (together with all intellectual

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property rights therein) (“Inventions”) (i) by Persons acting on behalf of Angioblast, independently of Persons acting by or on behalf of Cephalon, shall be owned by Angioblast, (ii) by Persons acting on behalf of Cephalon, independently of Persons acting on behalf of Angioblast, shall be owned by Cephalon and (iii) by Persons acting on behalf of Angioblast and Cephalon shall be jointly owned by Angioblast and Cephalon.  Except as expressly provided in this Agreement, it is understood that neither Party shall have any obligation to obtain any approval of nor pay a share of the proceeds to the other Party to practice, enforce, license, assign or otherwise exploit such jointly-owned Inventions, and each Party hereby waives any right it may have under the Laws of any country to require such approval or sharing.  Notwithstanding anything to the contrary in this Agreement, neither Party is obligated to assign any title or interest in inventions and other subject matter (together with all intellectual property rights therein) conceived or created or first reduced to practice before the Effective Date.

(b)                                 Improvements.  Notwithstanding Section 9.1(a), any and all Inventions that are conceived or created or first reduced to practice by Persons acting on behalf of Cephalon or its Marketing Partners in connection with this Agreement (i) comprising a modification or enhancement of or to a Product or the manufacture, use or formulation thereof; or (ii) enabled by use of the Confidential Information of Angioblast and in each case, all intellectual property rights therein and thereto (“Improvements”) shall be owned solely by Angioblast.  Cephalon agrees to assign and hereby assigns to Angioblast all its rights, title and interests in and to such Improvements, and shall cause its Marketing Partners, as applicable, to do the same.  Cephalon shall promptly notify Angioblast of any such Improvements and disclose to Angioblast any Data or other Know-How related to such Improvements.

(c)                                  Further Assurances.  Cephalon agrees to execute such documents, render such assistance, and take such other action as Angioblast may reasonably request, to apply for, register, perfect, confirm, and protect Angioblast’s rights in all such Improvements.  Cephalon agrees that if Angioblast is unable because of Cephalon’s unavailability, dissolution or incapacity, or for any other reason, to secure Cephalon’s signature to apply for or to pursue any application for any Patents or copyright registrations covering, in whole or in part, Improvements assigned to Angioblast under Section 9.1(b), then Cephalon hereby irrevocably designates and appoints Angioblast and its duly authorized officers and agents as Cephalon’s agent and attorney in fact, to act for, and in Cephalon’s behalf and stead, to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of Patents and copyright registrations thereon with the same legal force and effect as if executed by Cephalon.

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9.2                                 Prosecution and Maintenance of Patents.

(a)                                  Angioblast Patents.  As between the Parties, Angioblast shall control, in its discretion, the Prosecution and Maintenance of all Angioblast Patents within the Territory; provided that Angioblast agrees to: (i) keep Cephalon reasonably informed with respect to such activities; (ii) consult in good faith with Cephalon regarding such matters and consider all Cephalon’s comments with respect thereto in good faith; and (iii) with respect to any Angioblast Patent that solely and specifically claims a Product for use in the Field in the Territory (a “Specific Angioblast Patent”), incorporate any reasonable comments provided by Cephalon to Angioblast in any filings or responses made to any patent authority provided by Cephalon to Angioblast in a reasonable amount of time in advance of submitting such filings or responses.  If Angioblast determines not to file any Patent, or to abandon any Patent, within the Angioblast Patents within the Territory, as applicable, Angioblast shall provide Cephalon with written notice at least sixty (60) days (or if less, as long as reasonably practicable) prior to taking such action, or the date on which such abandonment would become effective.  In such event, Cephalon shall have the right, at its option, to control the Prosecution and Maintenance of such Angioblast Patent, at its own expense in Angioblast’s name within the Territory; provided that Cephalon shall have the right to offset one hundred percent (100%) of such expenses for the Prosecution and Maintenance of such Angioblast Patent against any Transfer Payments.  In such case, Cephalon shall keep Angioblast reasonably informed of its activities with respect to such Prosecution and Maintenance.

(b)                                 Joint Patents.  Without limiting any rights under this Section 9.2(b), prior to the filing of any Patent claiming Inventions that are jointly owned pursuant to Section 9.1(a) above (any, a “Joint Patent”), the Parties shall agree on a strategy for the Prosecution and Maintenance thereof, including the particular countries to file for a Patent and scope of the claims to be filed and each Party agrees to take all reasonable action to cooperate fully in this regard.  Each Party shall bear one-half (½) of the cost and expenses in connection with such activities as they are incurred, provided that if either Party provides the other Party with sixty-(60) days written notice specifying that it no longer desires to bear such costs and expenses with respect to a particular Joint Patent, then upon the other Party’s receipt of such notice, such notifying Party shall not be responsible for any further costs or expenses under this Section 9.2(b) related to any such Joint Patent; provided however that such notifying Party shall be responsible for any costs and expenses incurred up to and as of the date the other Party receives such notice, and all right, title and interest in and to such Joint Patent (together with any Patents issuing thereon or therefrom) shall be and is hereby assigned, without further consideration, to the other Party (subject to the rights granted under Sections 2.1 and 2.2 above).

(c)                                  Cooperation.  Each Party shall cooperate with the other Party in connection with all activities relating to the Prosecution and Maintenance of the Angioblast Patents undertaken by such other Party pursuant to this Section 9.2, including:  (a) making available in a timely manner any documents or information such other Party reasonably requests to facilitate such other Party’s

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Prosecution and Maintenance of the applicable Patents pursuant to this Section 9.2; and (b) if and as appropriate, signing (or causing to have signed) all documents relating to the Prosecution and Maintenance of any applicable Patents by such other Party.  Each Party shall also promptly provide to the other Party all information reasonably requested by such other Party with regard to such Party’s activities pursuant to this Section 9.2.

9.3                                 Enforcement.

(a)                                  Notice.  In the event that either Party reasonably believes that any Angioblast Patent within the Territory is being infringed by a Third Party, or is subject to a declaratory judgment action arising from such infringement, such Party shall promptly notify the other Party.

(b)                                 Initiating Enforcement Actions.  Angioblast shall have the initial right (but not the obligation), at its own expense, to enforce the Angioblast Patents against any infringement of any Angioblast Patents with respect to the manufacture, sale or use within the Territory of a product for use in the Field (an “Infringing Product”), or to defend any declaratory judgment action arising from such infringement, within the Territory (for purposes of this Section 9.3, an “Enforcement Action”) provided, however, that Cephalon may participate in such Enforcement Action at its own expense.  In the event that Angioblast fails to initiate an Enforcement Action under this Section 9.3(b) within ninety (90) days in accordance with the Patient Protection and Affordable Care Act of a request by Cephalon to initiate such Enforcement Action in other circumstances, Cephalon may initiate an Enforcement Action against such infringement, at its own expense, with Angioblast’s consent, not to be unreasonably withheld, conditioned or delayed.  For clarity, it will not be unreasonable for Angioblast to withhold such consent if such Enforcement Action could likely result in such Angioblast Patent being held unpatentable or unenforceable.  In such case, Angioblast shall cooperate in such Enforcement Action at Cephalon’s expense.  In any event, each Party agrees to keep the other Party hereto reasonably informed of all material developments in connection with any Enforcement Action and each Party may provide input and comments related to the strategy for any Enforcement Action and the other Party shall consider such input and comments in good faith.  Each Party agrees not to settle any Enforcement Action, or make any admissions or assert any position in any Enforcement Action, in a manner that would have a material adverse affect on the other Party’s rights or interests in any Angioblast Patent or Product for use in the Field in the Territory, without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

(c)                                  Initiating Other Enforcement Actions.  In addition to Section 9.3(b) above, Angioblast shall have the sole and exclusive right (but not the obligation), at its own expense, to enforce the Angioblast Patents against any infringement of any Angioblast Patents with respect to the manufacture, sale or use within the Territory of a product other than an Infringing Product

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(“Other Infringing Product”), or to defend any declaratory judgment action arising from such infringement, within the Territory (for purposes of this Section 9.3(c), an “Other Enforcement Action”); provided that Cephalon may request that Angioblast initiate an Other Enforcement Action to enforce the Angioblast Patents against an infringement by a Third Party in a country within the Territory that has a commercially significant impact on the sales of the Products in such country within the Territory, and Angioblast upon such request will reasonably consider initiating such Other Enforcement Action, or granting Cephalon the right to bring such Other Enforcement Action, and will not unreasonably deny such request, taking into consideration the effect or likely effect of the sales of such Other Infringing Product on the sales of such Products and Angioblast’s obligations to Third Parties.

(d)                                 Cooperation.  In addition to each Party’s right to participate and provide input and comments on any Enforcement Actions pursuant to Section 9.3(b), the Party initiating or defending any action pursuant to this Section 9.3 shall keep the other Party reasonably informed of the progress of any such action.  In addition, the Parties shall assist one another and cooperate in any such action at the other’s reasonable request and expense (including joining as a party plaintiff to the extent necessary to bring or maintain such action).

(e)                                  Recoveries.  Any damages or other monetary awards recovered from an Enforcement Action within the Territory shall be allocated first to reimburse the costs and expenses of the Party who initiates the Enforcement Action and, if the other Party joins as a party plaintiff, then the unreimbursed costs and expenses of the other Party.  Any amounts remaining shall be shared **** percent (****%) to Cephalon and **** percent (****%) to Angioblast.  For clarity, as between the Parties, all amounts received in connection with or allocated to an Other Enforcement Action shall inure to the benefit and be retained by Angioblast.

9.4                                 Third Party Infringement Claims.

(a)                                  Notice.  If any Product manufactured, used or sold by or on behalf of a Party, becomes the subject of a Third Party’s claim or assertion of infringement of a Patent granted by a jurisdiction in the Licensed Territory (any such claim or assertion, a “Defensive Action”), the Party first having notice of the Defensive Action shall promptly notify the other Party.  Without limiting the rights of the Parties in Section 9.4(b) below, the Parties shall promptly agree on and enter into a joint defense agreement wherein such Parties agree to their shared, mutual interest in the outcome of such potential dispute (any, a “Joint Defense Agreement”), and thereafter, the Parties shall promptly meet to consider the Defensive Action and the appropriate course of action.

(b)                                 Control.  The Party subject to such Defensive Action shall have the right to direct and control the defense thereof; provided, however, that the other Party may participate in the defense and/or settlement thereof at its own expense with counsel of its choice.  Notwithstanding the

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foregoing, the provisions of Section 9.3 shall govern the right of a Party subject to such Defensive Action to assert a counterclaim of infringement of any Angioblast Patent or Joint Patent in connection with such Defensive Action.  In any event, each Party agrees to keep the other Party hereto reasonably informed of all material developments in connection with any such Defensive Action.  Each Party agrees not to settle any Defensive Action, or make any admissions or assert any position in any Defensive Action, in a manner that would materially adversely affect the Products or the manufacture, use or sale of the Products for the Field in the Territory, without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed; provided that any determination to acquire a license or other rights under any Patent asserted in such Defensive Action shall be governed by Section 9.5 below.  Without limiting the foregoing, each Party shall be responsible for **** Costs incurred by a Party as a result of such Defensive Action.  As used herein, “Costs” shall mean out-of-pocket costs incurred by a Party, including reasonable attorney’s fees, damages and other liabilities that are part of any final judgment awarded against such Party, and any amounts paid by such Party in a settlement of the action (except for any payments to a Third Party as a result of acquiring a license or other rights under the Patent asserted in such Defensive Action pursuant to Section 9.5 below and either Party’s exercise of such rights under such Patents, which payments shall be shared by the Parties in accordance with Section 9.5 below).

9.5                                 Third Party Technology.

(a)                                  Third Party Technology.  If a Party identifies (or if a Third Party notifies a Party of) any Patent owned or controlled by a Third Party that it reasonably believes Covers the Development, Commercialization, other use or manufacture (including processing) of any Product for use in the Field in the Territory, then such Party (the “Noticing Party”) shall provide notice of such Third Party’s Patent to the other Party (the “Noticed Party”) through the Noticed Party’s members on the JSC.  In addition, the Noticing Party shall disclose to the Noticed Party through its members on the JSC other relevant information with respect to such Third Party Patent in the Noticing Party’s control; provided that prior to the disclosure of such information, the Parties shall enter into a joint interest agreement in order to protect the attorney-client and other similar privileges and confidentiality with respect to such matters on standard and customary terms and conditions (any, a “Joint Interest Agreement”).  In such case, the JSC shall promptly (and in no case later than thirty (30) days after the date of such notice) meet to determine the appropriate strategy(ies) with respect to such Third Party Patent (including seeking appropriate licenses or other rights or developing appropriate work arounds with respect thereto).  In the event the JSC agrees to seek a license or other right under such Patent from the Third Party, Angioblast shall take the lead with respect thereto; however, it shall keep Cephalon reasonably informed with respect to the negotiation of any such license or right including notifying Cephalon in advance of meetings with such Third Party and allow Cephalon to reasonably participate therein.  Additionally, Angioblast shall provide Cephalon a copy of any proposed agreement with respect to such Patent prior to its execution for its

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review and comment, and Angioblast will consider such comments in good faith.  Angioblast shall ensure that under any such agreement it will Control (in accordance with Section 1.19) such Patent so that such Patent shall be an Angioblast Patent for purposes of this Agreement.  Each Party shall be responsible **** of all amounts payable to such Third Party as a result of Angioblast’s entering into such license agreement or either Party’s exercise of any rights under such Patents (including any milestones and royalties) in accordance with the terms and conditions of this Agreement.

(b)                                 Dispute.  If the JSC disagrees as to whether any such Third Party Patent Covers the Development, Commercialization, other use or manufacture (including processing) of any Product for use in the Field in the Territory or whether to develop appropriate work arounds with respect thereto, then the Parties shall resolve any such dispute in accordance with this Section 9.5(b) (notwithstanding ARTICLE XIV below).  Accordingly, the Parties shall a promptly refer such dispute to an independent patent attorney appointed by the JSC, which attorney has at least fifteen years of experience in pharmaceutical product development.  If the JSC cannot select such an attorney by consensus, then the Noticed Party shall promptly provide the Noticing Party a list of at least five (5) such patent attorneys meeting such qualifications with their curriculum vitae describing their qualifications, and the Noticing Party shall select one (1) from such list.  Such selected patent attorney shall, after reasonable investigation and review, render a written decision selecting one or the other Party’s position on the matter, which decision shall be binding upon the JSC in determining an appropriate strategy with respect to such Third Party Patent under Section 9.5(a) above.  Without limiting the foregoing, the Parties and the selected patent attorney shall use good faith efforts to complete the dispute resolution process within thirty (30) days of the appointment of the patent attorney.  Each Party shall pay its own expenses in connection with the dispute resolution procedures set forth in this Section 9.5(b), provided, that the fees, costs, and expenses of the selected patent attorney shall be borne by the Party against whom the decision is made.

(c)                                  For purposes of this Section 9.5, “Cover” means, with respect to particular claim of a Patent, that the manufacture, use, sale, offer for sale or importation of particular subject matter infringes (either direct or contributory) or induces the infringement of such claim.  For clarity, Cover includes with respect to pending claims, that the manufacture, use, sale, offer for sale or importation of particular subject matter would likely so infringe if such claim were to issue.

9.6                                 Patent Marking.  The JSC shall establish, on a country-by-country basis, any requirements for marking patented Products to be sold or distributed pursuant to this Agreement as the then-current Commercialization Plan contemplates launch of such Product in such country within the Territory; provided that Cephalon agrees to mark, and have its Affiliates and Marketing Partners mark, all patented Products they sell or distribute pursuant to this Agreement in the same manner as Cephalon marks, and has its Affiliates and Third Party partners mark, its other products of similar

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nature and commercial potential in accordance with the applicable patent statutes or regulations in the country or countries of sale thereof.

ARTICLE X
TRADEMARKS

10.1                           General.  Cephalon shall have the sole right to determine the trademarks, trade dress, style of packaging, labeling and the like with respect to the Commercialization of Products in the Field in the Territory (such trademarks used or intended for use by Cephalon with the Products (except the Existing Mark), including representations thereof in any language, the “Product Marks”).  Unless otherwise agreed, Cephalon shall have the sole right (but not the obligation) to register and enforce (and retain all recoveries therefrom) the Product Marks, at its own expense, in the Territory.  For clarity, Cephalon shall have the right in accordance with the license set forth in Section 10.3 to use the Existing Mark in connection with its Commercialization of Cardiovascular Products in the Cardiovascular Field in the Territory.

10.2                           Angioblast Logos.  Cephalon hereby agrees (and shall cause its Affiliates and Marketing Partners) to the extent allowable under applicable Law to include on all labels of and package inserts and marketing materials for Products sold by or under authority of Cephalon to include Angioblast’s trade name and logo, collectively, the “Angioblast Logos”).  It is understood that the size and placement of the Angioblast Marks shall be consistent with Cephalon’s practices with respect thereto, or, if Cephalon is not then including Third Party logos, current pharmaceutical industry practices for similarly situated Third Party logos.  Unless otherwise agreed, Angioblast shall have the sole right (but not the obligation) to register and enforce the Angioblast Logos, at its own expense.

10.3                           Grant of License.  Subject to the terms and conditions of this Agreement, Angioblast hereby grants to Cephalon (a) an exclusive license to use the Existing Mark in each country of the Territory for the packaging, marketing, distributing, sale and promotion of the Cardiovascular Products for use in the Cardiovascular Field and (b) a non-exclusive license to use the Angioblast Logos in each country of the Territory for the packaging, marketing, distributing, sale and promotion of the Products for use in the Field, in each case accordance with this Agreement.  The ownership and all goodwill from the use of the Existing Mark and Angioblast Logos shall vest in and inure to the benefit of Angioblast.  Cephalon shall ensure that use of the Existing Mark and Angioblast Logos is consistent with high levels of business professionalism, product standards and Cephalon’s use of its own trademarks.  Notwithstanding anything herein to the contrary, upon Angioblast’s written request, Cephalon, its Affiliates and Marketing Partners agree to cease the use of the Angioblast Logos; provided that (i) Cephalon, its Affiliates and Marketing Partners may continue to

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use any labels, package inserts and marketing materials in existence or on order as of the receipt of such notice and (ii) in such case, Cephalon’s obligation to include the Angioblast Logos on labels, package inserts and marketing materials for Product(s) shall terminate.

10.4                           Registration of Trade Marks.  Angioblast shall have the right (but not the obligation) to file, register and maintain, for the Term, at Angioblast’s expense, appropriate registrations for the Existing Mark in each country of the Territory, as requested by Cephalon, in which Products are or will be sold.  Such registrations for the Existing Mark shall be obtained in Angioblast’s name, to the extent permitted by applicable Law in each country within the Territory.  In the event Angioblast elects not to file, register or maintain appropriate registrations for the Existing Mark in a country within the Territory in which Products are or will be sold, Angioblast shall provide Cephalon with written notice of such election within such reasonable time period necessary to preserve such right to file, register or maintain such registrations for the Existing Mark, and Cephalon shall have the right, at its option and expense, to file, register or maintain such registrations for the Existing Mark in such country on behalf of Angioblast, in Angioblast’s name, to the extent permitted by applicable Law in such country.

10.5                           Ownership.  As between the Parties, Angioblast shall own, and is hereby assigned, all right, title and interest in and to (a) the Existing Mark and the Angioblast Logos throughout the Territory and (b) Cephalon shall own, and is hereby assigned all right, title and interest in and to the Product Marks throughout the Territory.

10.6                           Recordation of Licenses.  In those countries where a trademark license must be recorded, Angioblast will provide to Cephalon, on Cephalon’s written request, a separate trademark license for the Existing Mark and Angioblast Logos and Cephalon will arrange for the recordation of such trade mark license with the appropriate governmental agency, at Cephalon’s expense, promptly following receipt of such license from Angioblast.  Cephalon shall cooperate in the preparation and execution of such documents.

10.7                           Approval of Packaging and Promotional Materials.  Cephalon shall submit representative promotional materials, packaging and Products displaying the Product Marks and/or Angioblast’s trade name to Angioblast for Angioblast’s review and approval (which approval shall not be unreasonably withheld, conditioned or delayed) prior to the first use of such promotional materials, packaging or Products and prior to any subsequent change or addition to such promotional materials, packaging or Product; provided that if Angioblast has not responded within thirty (30) days after the submission of such promotional materials, packaging or Product, Angioblast’s approval will be deemed to have been received.

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ARTICLE XI
REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1                           General Representations.  Each Party hereby represents and warrants to the other Party as of the Effective Date as follows:

(a)                                  Duly Organized.  Such Party is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and failure to have such would prevent such Party from performing its obligations under this Agreement; and

(b)                                 Due Execution; Binding Agreement.  This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms.  The execution, delivery and performance of this Agreement by such Party have been duly authorized by all necessary corporate action and do not and will not:  (i) require any consent or approval of its stockholders; (ii) to such Party’s actual knowledge, violate any Law, order, writ, judgment, decree, determination or award of any court, governmental body or administrative or other agency having jurisdiction over such Party; nor (iii) conflict with, or constitute a default under, any agreement, instrument or understanding, oral or written, to which such Party is a party or by which it is bound.  It has the full right and authority to grant the rights as provided herein and not previously granted any right, license or interest that is in conflict with the rights granted to the other Party under this Agreement.

11.2                           Representations and Warranties of Angioblast.  Angioblast represents, warrants to Cephalon that, as of the Effective Date:

(a)                                  it has not received any written notice of any threatened claims of litigation seeking to invalidate or otherwise challenge the Angioblast Patents or its rights therein;

(b)                                 to its Knowledge, there is no actual, pending, alleged or threatened (in writing) infringement, misappropriation or other unauthorized use by a Third Party of any of the Angioblast Patents or the Angioblast Know-How;

(c)                                  to its Knowledge, the issued Angioblast Patents are valid and subsisting, and, to its Knowledge, there are no pending or threatened (in writing) interference, re-examination, opposition or cancellation proceedings involving the Angioblast Patents;

(d)                                 With the exception of US Patent **** and subject to the rights (if any) granted to **** under the **** to the patent family entitled “****” described in Exhibit 1.5, Angioblast owns all right, title and interest in or licenses to each of the Angioblast Patents identified in Exhibit 1.5 and of the Angioblast Know-How including the Patents to allow Angioblast to grant to Cephalon the rights contemplated herein.  By way of example and not by way of limitation, Angioblast

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represents and warrants that the **** (“****”) has no ownership interest in any of the Angioblast Patents or Angioblast Know-How;

(e)                                  Angioblast owns all right, title and interest in and to **** as of the Effective Date ****;.

(f)                                    Angioblast has not received any formal or informal notice (in writing) of any claim that making, using, selling or importing (or having a Third Party conduct those activities) a CNS Product, Cardiovascular Product, or Expanded HPCs infringes, misappropriates or otherwise use without authorization any intellectual property right, including Patents, of any Third Party and, to the Knowledge of Angioblast, there is no basis for any such claim;

(g)                                 To its Knowledge, there are no written contracts, agreements, assignments and indemnities that affect Angioblast’s ownership of or ability to license (according to the terms herein), prosecute and/or enforce, any Angioblast Patents to Cephalon in accordance with the terms and conditions hereof.  By way of example and not by way of limitation, Angioblast represents and warrants that to its Knowledge, the **** signed in **** between **** and **** does not affect Angioblast’s ability to license the Angioblast Technology under the terms of this Agreement and also to its Knowledge that the Third Party Agreements listed in Schedule 3 of said **** do not affect Angioblast’s ability to license the Angioblast Technology under the terms of this Agreement;

(h)                                 All registrations for Angioblast Patents are in force, all applications to register Angioblast Patents are pending and all associated fees therefor are current;

(i)                                     To its Knowledge, Angioblast has the sole and exclusive right to bring actions for infringement or unauthorized use of the Angioblast Patents;

(j)                                     To its Knowledge, Angioblast is not in breach of any agreement affecting Angioblast’s ownership of or ability to license (according to the terms herein), prosecute and/or enforce, as applicable, the Angioblast Patents;

(k)                                  To its Knowledge, the subject matter of Angioblast Patents have not been developed or otherwise invented using any funding or other resources provided by any governmental or regulatory authority or institution of higher education that would prevent Angioblast from granting to Cephalon the rights under the Angioblast Patents according to the terms herein;

(l)                                     To its Knowledge, each **** in the Angioblast Patents ****one of the following: (i) has ****a ****agreement actually ****or ****and ****in and to ****and the ****and ****therein, to ****or its ****or (ii) was an ****of the ****and ****at the time the ****was ****; or (iii) had an ****to a ****that has ****such applicable ****rights to ****.  To the

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Knowledge of Angioblast, no ****has any ****or other ****that would ****or ****or ****any such ****or otherwise ****with the ****of such ****to Angioblast or the ****under such ****with Angioblast or such****, as the case may be;

(m)                               Angioblast has entered into agreements with employees, agents and other Third Parties sufficient to maintain the confidentiality of the Angioblast Know-How consistent with customs in the biopharmaceutical industry.  There is no breach or violation by Angioblast under, and, to the Knowledge of Angioblast, no breach or violation by any other party to, any such agreement that would have a material adverse affect on the value of the Angioblast Know-How (in its entirety).  Angioblast has taken adequate steps to prevent the unauthorized disclosure or use of all Angioblast Know-How consistent with customs in the biopharmaceutical industry, and to the Knowledge of Angioblast, all disclosure of such Know-how has been made solely pursuant to written confidentiality agreements governing the use and disclosure thereof, except to the extent Angioblast was or is required to disclose such Angioblast Know-How in connection with making filings with any governmental or regulatory authority or would otherwise not have a material adverse effect on the value of the Angioblast Know-How (in its entirety);

(n)                                 to its Knowledge, the ****used in the ****and ****are ****for ****to its Knowledge, the ****of ****used in the ****and ****do not ****; and

11.3                           to its Knowledge, the ****of ****used in the ****and ****are ****Representations and Warranties of Cephalon.  Cephalon represents and warrants to Angioblast that, as of the Effective Date, it has the full right and authority to grant the rights granted herein.

11.4                           DISCLAIMER.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OR VALIDITY OF ANY PATENTS ISSUED OR PENDING.

ARTICLE XII
INDEMNIFICATION

12.1                           Indemnification by Cephalon.  Cephalon shall indemnify and hold harmless each of Angioblast and its Affiliates and the respective directors, officers and employees of such entities and the respective successors and assigns of any of the foregoing (the “Angioblast Indemnitees”), from and against any and all liabilities, damages, penalties, fines, costs and expenses (including, reasonable attorneys’ fees and other expenses of litigation) (collectively, “Liabilities”) from any claims, actions, suits or proceedings brought by a Third Party (a “Third Party Claim”) incurred by any Angioblast Indemnitee arising from or occurring as a result of: (a) the development,

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manufacture, storage, handling, use, marketing, distribution, offer for sale, sale or promotion of the Products by or on behalf of Cephalon, its Affiliates or Marketing Partners; (b) any material breach of any representations, warranties or covenants given by Cephalon in ARTICLE XI above; or (c) the gross negligence or intentional misconduct of a Cephalon Indemnitee.  Cephalon’s obligation to indemnify the Angioblast Indemnitees pursuant to this Section 12.1 shall not apply to the extent any such Liabilities arise from: (i) the gross negligence or intentional misconduct of any Angioblast Indemnitee; or (ii) any breach by Angioblast of this Agreement.

12.2                           Indemnification by Angioblast.  Angioblast shall indemnify and hold harmless each of Cephalon, its Affiliates and Marketing Partners and the respective directors, officers and employees of Cephalon, its Affiliates and Marketing Partners and the respective successors and assigns of any of the foregoing (the “Cephalon Indemnitees”), from and against any and all Liabilities from any Third Party Claims incurred by any Cephalon Indemnitee arising from or occurring as a result of: (a) the development, manufacture, storage, handling, or use of the Products (and any Commercialization of the Products post-termination of this Agreement) by or on behalf of Angioblast or its Affiliates or licensees (other than Cephalon, its Affiliates and Marketing Partners); (b) any material breach of any representations, warranties or covenants given by Angioblast in ARTICLE XI above; (c) such claims described in Exhibit 12.2; or (d) the gross negligence or intentional misconduct of a Angioblast Indemnitee.  Angioblast’s obligation to indemnify the Cephalon Indemnitees pursuant to this Section 12.2 shall not apply to the extent any such Liabilities arise from: (i) the gross negligence or intentional misconduct of any Cephalon Indemnitee; or (ii) any breach by Cephalon of this Agreement.

12.3                           Procedure.  A Party that intends to claim indemnification under this ARTICLE XII (each, an “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) in writing of any Third Party Claim, in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have sole control of the defense and/or settlement thereof.  The indemnity arrangement in this ARTICLE XII shall not apply to amounts paid in settlement of any action with respect to a Third Party Claim, if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any action with respect to a Third Party Claim, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this ARTICLE XII, but the omission to so deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise than under this ARTICLE XII.  The Indemnitee under this ARTICLE XII shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action with respect to a Third Party Claim covered by this indemnification.

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12.4                           Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 12.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 12.1 OR 12.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS IN ARTICLE VIII OR ARISING FROM A PARTY’S GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT (I.E., WILLFUL WRONGDOING OR OMISSION).

ARTICLE XIII
TERM AND TERMINATION

13.1                           Term.  This Agreement will commence upon the Effective Date and, except to the extent terminated pursuant to this ARTICLE XIII, shall continue in full force and effect on a Sub-Field-by-Sub-Field basis (i.e., for the Cardiovascular Field, CNS Field and Oncology Field) until none of Cephalon, its Affiliates or Marketing Partners is Developing or Commercializing a Product in the Territory in such Sub-Field.  In the event of an expiration of this Agreement the provisions of Paragraphs 1, 2 and 4 of Exhibit 13 shall apply.

13.2                           Termination by Cephalon.

(a)                                  Termination of the Agreement in its Entirety.  Cephalon may terminate this Agreement in its entirety upon sixty (60) days’ written notice to Angioblast referencing this Section 13.2(a) and specifying that it is terminating this Agreement in its entirety.  In the event of such termination the provisions of Paragraphs 1, 2, 3, 4 and 5 of Exhibit 13 shall apply.

(b)                                 Termination with respect to a Sub-Field.  Cephalon may terminate this Agreement as to a particular Sub-Field in its entirety upon sixty (60) days’ written notice to Angioblast referencing this Section 13.2(b) and specifying the Sub-Field for which this Agreement is terminated.  In the event of such termination the provisions of Paragraphs 1, 2, 3, 4 and 6 of Exhibit 13 shall apply.

(c)                                  Termination with respect to a Region.  Cephalon may terminate this Agreement as to a particular Region in its entirety upon sixty (60) days’ written notice to Angioblast referencing this Section 13.2(c) and specifying the Region for which this Agreement is terminated.  In the event of such termination the provisions of Paragraphs 1, 2, 3, 4 and 7 of Exhibit 13 shall apply.

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13.3                           Termination by Angioblast.

(a)                                  Cardiovascular Field with respect to a Region.  Angioblast may terminate this Agreement as to the Cardiovascular Field with respect to a particular Region for the failure of Cephalon to achieve the following:

(i)             with respect to the ROT, to Initiate a **** Clinical Trial or **** Clinical Trial for the Cardiovascular Product for use in either congestive heart failure or acute myocardial infarction in the United States within **** (****) **** of (A) the determination of the JSC to proceed pursuant to Section 4.4(b) above and (B) the satisfaction of all conditions precedent pursuant to Section 4.4(c) above, whichever occurs later, and thereafter use commercially reasonable efforts to continue such trial to completion in a timely manner in accordance with the protocol approved by the JSC therefor and to file for and prosecute an MAA with the FDA for such Cardiovascular Product for use in such indication subject to such **** Clinical Trial or ****Clinical Trial;

(ii)          with respect to Europe, to Initiate a ****Clinical Trial or ****Clinical Trial for the Cardiovascular Product for use in either congestive heart failure or acute myocardial infarction in Europe within **** (****) **** of (A) the determination of the JSC to proceed pursuant to Section 4.4(b) above and (B) the satisfaction of all conditions precedent pursuant to Section 4.4(c) above, whichever occurs later, and thereafter use commercially reasonable efforts to continue such trial to completion in a timely manner in accordance with the protocol approved by the JSC therefor and to file for and prosecute an MAA with the EMA for such Cardiovascular Product for use in such indication subject to such **** **** Clinical Trial or **** Clinical Trial;

(iii)       with respect to Asia-Pacific, to schedule and meet with the MHLW, during the time the first **** Clinical Trial or **** Clinical Trial is being conducted for the Cardiovascular Product for use in either congestive heart failure or acute myocardial infarction in either the United States or Europe, to establish a plan for clinical development of such Cardiovascular Product to support Marketing Approval therefor in Japan and to use commercially reasonable efforts to Initiate such clinical development within **** (****) **** of obtaining Marketing Approval from the FDA or EMA with respect to such Cardiovascular Product for use in either congestive heart failure or acute myocardial infarction in accordance with the established plan therefor.

Without limiting the foregoing, the right of Angioblast to terminate the Agreement pursuant to this Section 13.3(a) shall expire (I) with respect to subsections (i) and (ii), the earlier of (A) obtaining Marketing Approval from the FDA or EMA, as applicable, with respect to such Cardiovascular Product for use in either congestive heart failure or acute myocardial infarction or (B) generation of data resulting from the **** Clinical Trial or **** Clinical Trial for the Cardiovascular Product for

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use in each of congestive heart failure and acute myocardial infarction in the United States or Europe, as applicable, that does not support the filing for or obtaining Marketing Approval therefor, whether determined by the JSC pursuant to Section 4.4(b) or the FDA or EMA, as applicable; and (II) with respect to subsection (iii), the earlier of (C) expiration of the right of Angioblast to terminate under subsections (i) and (ii) pursuant to clause (B) of this paragraph or (D) Initiation of such clinical development for Japan of the Cardiovascular Product for use in either congestive heart failure or acute myocardial infarction in accordance with the established plan therefor.  In addition, the right of Angioblast to terminate the Agreement pursuant to this Section 13.3(a)(i) and (ii) shall expire in both cases with respect to the Cardiovascular Product for use in one of such indications (i.e., congestive heart failure or acute myocardial infarction) in the event either right of termination pursuant to this Section 13.3(a)(i) or (ii) expires pursuant to clause (B) of this paragraph; and for clarity, the right of Angioblast to terminate the Agreement pursuant to this Section 13.3(a)(i) or (ii) shall remain in force and effect with respect to the Cardiovascular Product for use in the other indication.  For example, if a ****Clinical Trial or ****Clinical Trial for the Cardiovascular Product does not support filing for or obtaining Marketing Approval for one of either congestive heart failure or acute myocardial infarction, in either the United States or Europe, then Cephalon’s obligation to Initiate a ****Clinical Trial or ****Clinical Trial for the Cardiovascular Product in the United States or Europe under Section 13.3(a)(i) or (ii), as applicable, shall be for the other indication.

Such termination shall be effective upon thirty (30) days’ written notice to Cephalon referencing this Section 13.3(a) and specifying it is terminating this Agreement with respect to the Cardiovascular Field in the applicable Region in its entirety; unless, to the extent Cephalon’s failure to meet any of the requirements under this Section 13.3(a) can be cured, Cephalon submits to Angioblast a plan setting forth specific actions to be performed by Cephalon to cure such failure within such thirty (30) days’ period, and actively and diligently pursues such plan to cure such failure within one hundred eighty (180) days from Angioblast’s receipt thereof.  If Cephalon complies with the previous sentence and does so cure, then the termination notice shall have no effect.  In the event of such termination the provisions of Paragraphs 1, 2, 3, 4 and 8 of Exhibit 13 shall apply.

(b)                                 CNS Field.  Angioblast may terminate this Agreement as to the CNS Field in its entirety for the failure of Cephalon to achieve the following: (i) to request Angioblast to conduct at least one ****Clinical Trial for the CNS Product for use in an indication in the CNS Field pursuant to Section 4.3(a)(i) above or (ii) to Initiate at least one ****Clinical Trial or **** Clinical Trial for the CNS Product for use in such indication in the CNS Field within **** (****) **** of (A) the determination of the JSC to proceed pursuant to Section 4.4(b) above and (B) the satisfaction of all conditions precedent pursuant to Section 4.4(c) above, whichever occurs later.  Without limiting the foregoing, the right of Angioblast to terminate the Agreement pursuant to this Section 13.3(b) shall expire upon the earlier to occur of (I) the ****Clinical Trial for the CNS Product for use in the CNS Field pursuant to Section 4.3(a)(i) above is unsuccessful as determined by the JSC or

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(B) Initiation of a ****Clinical Trial or **** Clinical Trial as described in clause (ii) of this Section 13.3(b).  Such termination shall be effective upon sixty (60) days’ written notice to Cephalon referencing this Section 13.3(b) and specifying it is terminating this Agreement with respect to the CNS Field in its entirety; unless, to the extent Cephalon’s failure to meet any of the requirements under this Section 13.3(b) can be cured, Cephalon submits to Angioblast a plan setting forth specific actions to be performed by Cephalon to cure such failure within such thirty (30) days’ period, and actively and diligently pursues such plan to cure such failure within one hundred eighty (180) days from Angioblast’s receipt thereof.  If Cephalon complies with the previous sentence and does so cure, then the termination notice shall have no effect.  In the event of such termination the provisions of Paragraphs 1, 2, 3, 4 and 6 of Exhibit 13 shall apply.

(c)                                  Termination for Patent Challenge.  Angioblast may terminate this Agreement at any time if Cephalon or any of its Affiliates or Marketing Partners commence, participate in or actively support or directly or indirectly (except to the extent required by applicable Law) assist in any way any challenge to the validity, ownership, enforceability or scope of any Patents within the Angioblast Patents (a “Patent Challenge”) in any court or before any governmental authority with authority to determine the validity, ownership, enforceability or scope of such Patents, or cause or request a review of the same by any such court or governmental authority.  Such termination shall be effective thirty (30) days after written notice by Angioblast to Cephalon referencing this Section 13.3(c), unless Cephalon, within such thirty (30) days, causes such Patent Challenge to terminate prior to any determination by the applicable governmental authority adverse to the Patents and takes no other actions to facilitate such challenge; provided, however, that if any delay in such termination is caused by delay by Angioblast or its Affiliate in a Patent Challenge proceeding, such thirty (30)-day period shall be extended for the delay caused by Angioblast or its Affiliate.  In the event of such termination the provisions of Paragraphs 1, 2, 3, 4 and 5 of Exhibit 13 shall apply.

(d)                                 Sole Termination Rights.  The termination rights contained in this Section 13.3 shall be the sole termination rights of Angioblast under this Agreement.

ARTICLE XIV
DISPUTE RESOLUTION

14.1                           Dispute Resolution.  The Parties agree that any dispute arising with respect to the interpretation, enforcement, termination or invalidity of this Agreement, or the failure of the JSC or any Subcommittee to reach unanimous agreement on any issue within its respective authority under this Agreement, any alleged failure to perform, or breach of, this Agreement, or any issue relating to the interpretation or application of this Agreement (each a “Dispute”), shall first be resolved through the procedures set forth in this ARTICLE XIV.

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14.2                           Committee Disputes.  Disputes as to matters within the authority of the JSC or any Subcommittee will be resolved as set forth in Paragraph 5 of Exhibit 3.1; provided that any dispute as to the application of such Paragraph 5 of Exhibit 3.1 shall be subject to the provisions of this ARTICLE XIV.

14.3                           Other Disputes.  Other than those Disputes resolved as described in Section 14.2 (each, an “Other Dispute”) shall be subject to the provisions of this Section 14.3.

(a)                                  Initial Escalation.  With respect to all Other Disputes, if the Parties are unable to resolve any such Other Dispute within thirty (30) days after such Other Dispute is first identified by either Party in writing to the other, either Party shall have the right to refer such Other Dispute to the Senior Executives for attempted resolution by written notice to the other Party referencing the particular Other Dispute and this Section 14.3(a).  In such case, the Senior Executives shall conduct good faith negotiations and seek to resolve the Other Dispute within thirty (30) days after such notice is received, including having at least one (1) in person meeting of the Senior Executive within twenty (20) days after such notice is received.  If the Senior Executive officers resolve such Other Dispute, a memorandum setting forth their agreement to resolve the Other Dispute will be prepared and signed by both Parties if requested by either Party.  In all events, the Parties shall cooperate in an effort to limit the issues for consideration in such manner as narrowly as reasonably practicable in order to resolve the Other Dispute.

(b)                                 Binding Arbitration.  If the Senior Executive are not able to resolve such Other Dispute referred to them under Section 14.3(a) within such thirty (30) day period, such Other Dispute shall be resolved through binding arbitration, which arbitration may be initiated by either Party by written notice to the other Party referencing the particular Other Dispute and this Section 14.3(b) at any time after the conclusion of such period, on the following basis:

(i)                           The place of arbitration shall be New York, New York and all proceedings and communications shall be in English.

(ii)                        The arbitration shall be administered by JAMS pursuant to the Comprehensive Arbitration Rules and Procedures of JAMS then in effect (the “JAMS Rules”).

(iii)                     The arbitration shall be conducted by a single arbitrator mutually agreed by the Parties, or if the Party’s are unable to agree on a single arbitrator, then a panel of three arbitrators.  In each case, the arbitrators shall be neutral, independent individuals with experience in the pharmaceutical business related to the matter of the Other Dispute.  Within thirty (30) days after the notice initiating the arbitration, each Party shall appoint one arbitrator meeting the foregoing criteria by written notice to the other Party and the two Party-appointed arbitrators shall select the

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third arbitrator within thirty (30) days of their appointment.  If the Party-appointed arbitrators are unable to agree upon the third arbitrator, the third arbitrator shall be appointed by JAMS.

(iv)                    Judgment upon the award rendered by such arbitrator(s) shall be binding on the Parties and may be entered by any court or forum having jurisdiction.

(v)                       Either Party may apply to the arbitrator(s) for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.  Further, either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of such Party pending the arbitration award.

(vi)                    The arbitrator(s) shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages; except as allowed under Section 12.4.

(vii)                 Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrator(s)’ and any administrative fees of arbitration, unless the arbitrator(s) determine that a Party has incurred unreasonable expenses due to vexatious or bad faith position taken by the other Party, in which event, the arbitrator may make an award of all or any portion of such expense so incurred.

(viii)              Reasons for the arbitrators’ decision should be complete and explicit, including determinations of law and fact.  The written reasons should also include the basis for any damages awarded and a statement of how the damages were calculated.  Such written decision should be rendered by the arbitrator(s) following a full comprehensive hearing, as soon as practicable but in no event later than twelve (12) months following the selection of the arbitrator(s) under Section 14.3(b)(iii).

(ix)                      Except to the extent necessary to confirm an award or as may be required by law, neither Party nor any arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties.

(x)                         In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable statute of limitations; provided that such limitation shall be tolled as of the date a Party notifies the other Party of such Other Dispute pursuant to this ARTICLE XIV.

14.4                           Patent and Trademark Dispute Resolution.  Any dispute, controversy or claim relating to the ownership, scope, validity, enforceability or infringement of any Patent rights covering the

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manufacture, use or sale of any Product or of any trademark rights relating to any Product shall be submitted to a court of competent jurisdiction in which such Patent or trademark rights were granted or arose.

14.5                           Interim Relief.  Notwithstanding anything in this ARTICLE XIV to the contrary, Angioblast and Cephalon shall each have the right to apply to any court of competent jurisdiction for appropriate interim or provisional relief, as necessary to protect the rights or property of that Party, pending the selection of the arbitrator or arbitrator’s determination of the merits of any Dispute.

ARTICLE XV
GENERAL PROVISIONS

15.1                           Force Majeure.  A Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party referencing this Section 15.1.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall include conditions beyond the control of the affected Party, including without limitation, an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).  Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.

15.2                           Governing Law; Venue.  This Agreement and all questions regarding its validity or interpretation, or the breach or performance of this Agreement, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without reference to conflict of law principles.

15.3                           Waiver of Breach.  Except as otherwise expressly provided in this Agreement, any term or condition of this Agreement may be waived only by a written instrument executed by a duly authorized representative of the Party waiving compliance.  The delay or failure of either Party at any time to require performance of any provision of this Agreement shall in no manner affect such Party’s rights at a later time to enforce the same.  No waiver by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of another condition or term.

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15.4                           Modification.  No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by a duly authorized representative of each Party.  No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by a duly authorized representative of each Party.

15.5                           Severability.  In the event any provision of this Agreement should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions of this Agreement shall remain in full force and effect in such jurisdiction.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

15.6                           Entire Agreement.  This Agreement (including the Exhibits attached hereto), Joint Interest Agreement(s), Joint Defense Agreement(s), Supply Agreement(s) and Quality Agreement(s) (in each case, once entered into) constitutes the entire agreement between the Parties relating to its subject matter and supersedes all prior or contemporaneous agreements, understandings or representations, either written or oral, between Angioblast and Cephalon with respect to such subject matter, including, without limitation, the Prior Confidentiality Agreement.  The foregoing shall not be interpreted as a waiver of any remedies available to either Party as a result of any breach, prior to the Effective Date, by the other Party of its obligations pursuant to the Prior Confidentiality Agreement.  For clarity, this Agreement and the Stock Purchase Agreement are independent.

15.7                           Notices.  Unless otherwise agreed by the Parties or specified in this Agreement, all communications between the Parties relating to, and all written documentation to be prepared and provided under, this Agreement shall be in the English language.  Any notice required or permitted under this Agreement shall be in writing in the English language:  (a) delivered personally; (b) sent by registered or certified mail (return receipt requested and postage prepaid); (c) sent by express courier service providing evidence of receipt, postage pre-paid where applicable; or (d) sent by facsimile (receipt verified and a copy promptly sent by another permissible method of providing notice described in paragraphs (b), (c) or (d) above), to the following addresses of the Parties or such other address for a Party as may be specified by like notice:

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To Angioblast: Angioblast Systems Inc. 275 Madison Ave 4th floor New York City, NY 10016 phone: 212-880-2060 Fax : 212-880-2061 Attention Michael Schuster	To Cephalon: Cephalon, Inc. 41 Moores Road Frazer, PA 19355 Telephone: (610) 738-6337 Facsimile: (610) 738-6258 Attention: General Counsel
With a copy to: Wilson, Sonsini, Goodrich & Rosati 650 Page Mill Road Palo Alto, CA 94304 Telephone: (650) 493-9300 Facsimile: (650) 493-6811 Attention: Ian B. Edvalson	With a copy to: Sidley Austin LLP One South Dearborn Street Chicago, IL 60603 Telephone: (312) 853-7000 Facsimile: (312) 853-7036 Attention : Pran Jha

Any notice required or permitted to be given concerning this Agreement shall be effective upon receipt by the Party to whom it is addressed or within five (5) Business Days of dispatch whichever is earlier.

15.8                           Assignment.  This Agreement shall not be assignable by either Party to any Third Party hereto without the written consent of the other Party hereto; except either Party may assign this Agreement without the other Party’s consent to an entity that acquires substantially all of the business or assets of the assigning Party, whether by merger, acquisition (of assets or stock) or otherwise, provided that the Party to whom this Agreement is assigned assumes this Agreement in writing or by operation of law.  In addition, either Party shall have the right to assign this Agreement to an Affiliate, in whole or in part, upon written notice to the non-assigning Party; provided that the assigning Party guarantees the performance of this Agreement by such Affiliate; and further provided that no such assignment shall relieve Cephalon of its obligations to make payments to Angioblast in accordance with the terms of this Agreement.  Notwithstanding the foregoing, if the non-assigning Party reasonably believes such assignment to an Affiliate could result in material adverse tax consequences to the non-assigning Party, such assignment shall not be made without the non-assigning Party’s consent.  Subject to the foregoing, this Agreement shall inure to the benefit of each Party, its successors and permitted assigns.  Any assignment of this Agreement in contravention of this Section 15.8 shall be null and void.  In the event of any assignment-in-part as permitted under

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this Section 15.8, the Parties shall agree to amend this Agreement or enter into a separate agreement to clarify the rights and obligations of the Parties as a result of such assignment-in-part.

15.9                           No Partnership or Joint Venture.  Nothing in this Agreement is intended, or shall be deemed, to establish a joint venture or partnership between Angioblast and Cephalon.  Neither Party to this Agreement shall have any express or implied right or authority to assume or create any obligations on behalf of, or in the name of, the other Party, or to bind the other Party to any contract, agreement or undertaking with any Third Party.

15.10                     No Third Party Beneficiaries.  Except for the rights to indemnification provided for certain Third Parties as specified in ARTICLE XII, all rights, benefits and remedies under this Agreement are solely intended for the benefit of Angioblast and its Affiliates and Cephalon and its Affiliates, and except for such rights to indemnification expressly provided pursuant to ARTICLE XII, no Third Party shall have any rights whatsoever to (i) enforce any obligation contained in this Agreement (ii) seek a benefit or remedy for any breach of this Agreement, or (iii) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to, negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by either Party.

15.11                     Export Laws.  Notwithstanding anything to the contrary contained herein, all obligations of Angioblast and Cephalon are subject to prior compliance with the export regulations of the United States or any other relevant country and such other Laws in effect in the United States, or any other relevant country as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and any other relevant countries.  Angioblast and Cephalon shall cooperate with each other and shall provide assistance to the other as reasonably necessary to obtain any required approvals.

15.12                     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[The remainder of this page left blank intentionally; signature page follows immediately behind.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

ANGIOBLAST SYSTEMS INC.	CEPHALON INC.

By:	By:

Name:	Name:

Title:	Title:

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CONFIDENTIAL

EXHIBIT 1.6

ANGIOBLAST PATENTS

National Phase Families

Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****
International Application PCT No:	****
International Application Filing Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

1

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****
International Application PCT No:	****
International Application Filing Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

2

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****
International Application PCT No:	****
International Application Filling Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

3

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Patent Family entitled:	****
Provisional Nos:	****
Earliest Priority	****
International Application PCT No:	****
International Application Filing Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

4

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****
International Application	****
International Application Filing Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Country	Official Number	Date Filed
****	****	****
****	****	****

5

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****
International Application PCT No:	****
International Application Filing Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

6

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****
International Application PCT No:	****
International Application Filing Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

7

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****
International Application PCT No:	****
International Application Filing Date:	****

Country	Official Number	Date Filed
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

8

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PCT Applications

Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****

Country	Official Number	Date Filed
****	****	****

9

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****

Country	Official Number	Date Filed
****	****	****

10

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****

Country	Official Number	Date Filed
****	****	****

11

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****

Country	Official Number	Date Filed
****	****	****

12

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Patent Family entitled:	****
Provisional No:	****
Earliest Priority Date:	****

Country	Official Number	Date Filed
****	****	****

13

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Patent Family entitled:	****
Provisional No:	****

Country	Official Number	Date Filed
****	****	****

Provisional Applications

Patent Family entitled:	****

Earliest
	Official			Priority
Country	Number	Title	Date Filed	Date
****	****	****	****	****

14

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CONFIDENTIAL

EXHIBIT 1.8
ASIA-PACIFIC

•                  Australia

•                  Afghanistan

•                  Armenia

•                  Azerbaijan

•                  Bahrain

•                  Bangladesh

•                  Bhutan

•                  Brunei

•                  Burma (Myanmar)

•                  Cambodia

•                  China (People’s Republic of, including Hong Kong and Macau)

•                  Comoros

•                  Cook Islands

•                 Fiji

•                  Georgia (Republic of)

•                  India

•                  Indonesia

•                  Iran

•                  Iraq

•                  Israel

•                  Japan

•                  Jordan

•                  Kazakhstan

•                  Kiribati

•                  Korea, North (People’s Republic)

•                  Korea, South (Republic of)

•                  Kuwait

•                  Kyrgyzstan

•                  Laos

•                  Lebanon

•                  Madagascar

•                  Malaysia

•                  Maldives

•                  Marshall Islands

•                  Mauritius

•                  Micronesia

•                  Mongolia

•                  Myanmar

•                  Nauru

•                  Nepal

•                  New Zealand

•                  Niue

•                  Oman

•                  Pakistan

•                  Palau

•                  Papua New Guinea

•                  Philippines

•                  Qatar

•                  Samoa

•                  Saudi Arabia

•                  Singapore

•                  Solomon Islands

•                  Sri Lanka

•                  Syria

•                  Taiwan (Republic of China)

•                  Tajikistan,

•                 Thailand

•                  Timor-Leste

•                  Tonga

•                  Turkey

•                  Turkmenistan

•                  Tuvalu

•                  United Arab Emirates

•                  Uzbekistan

•                  Vanuatu

•                  Vietnam

•                  Yemen

1

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2

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CONFIDENTIAL

EXHIBIT 3.1
JOINT STEERING COMMITTEE

1.                                       Establishment.  Promptly following the Effective Date, Angioblast and Cephalon shall establish the JSC to oversee, review and coordinate the activities of the Parties under this Agreement, including the Development, manufacture and Commercialization of Products for use in the Field, subject to the provisions of this Exhibit 3.1.  The JSC may from time to time establish one or more subcommittees (each, a “Subcommittee”), to perform certain duties and exercise certain powers of the JSC as expressly delegated by the JSC to such Subcommittee.

2.                                       Duties.  The JSC shall:

(a)                                  Provide strategic direction to the Parties’ activities under the Collaboration;

(b)                                 Coordinate the Parties’ respective activities with respect to matters pertaining to the Development, manufacture, Commercialization of the Products for use in the Field in the Territory, and matters pertaining to the filing for, obtaining and maintaining of Marketing Approvals of Products for use in the Field in the Territory;

(c)                                  Review and approve any plan and budget for research and preclinical activities pursuant to Section 4.1 of the Agreement;

(d)                                 Review and approve the Development Plan and any modifications or amendments thereto in accordance with this Agreement;

(e)                                  Review and monitor each Party’s activities under the Development Plans and the progress thereof (including review of the protocols for and conduct of clinical trials conducted by each Party pursuant to the Development Plan);

(f)                                    Review and approve certain regulatory matters as provided in Section 4.6 of the Agreement (including proposed labeling for the Products);

(g)                                 Review and approve the Commercialization Plan and any modifications or amendments thereto in accordance with this Agreement;

(h)                                 Consult with respect to pricing of Products in the Territory (including related reimbursement issues);

1

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(i)                                     Provide a forum for the Parties to exchange information and facilitate such exchange;

(j)                                     Provide a forum for resolving matters to be decided by the Parties under this Agreement; and

(k)                                  Perform such other duties as are specifically assigned to the JSC in this Agreement.

3.                                       Committee Membership.  The JSC and any Subcommittee shall each be composed of an equal number of representatives from each of Cephalon and Angioblast, selected by such Party.  The exact number of such representatives to the JSC shall be three (3) for each of Cephalon and Angioblast, or such other number as the Parties may agree, with one (1) such member having decision-making authority on behalf of the Party within the scope of the JSC’s responsibilities.  Either Party may replace its respective Committee representatives at any time with prior notice to the other Party, subject to the previous sentence and provided that such replacement is of comparable authority and scope of functional responsibility within that Party’s organization as the individual he or she is replacing.  Without limiting the foregoing, each Party shall appoint one of its members to the JSC to co-chair the meetings of the JSC (each, a “Co-Chair”).  Each Co-Chair, working together, shall (i) coordinate and prepare the agenda and ensure the orderly conduct of the JSC’s meetings, (ii) attend (subject to below) each meeting of the JSC, and (iii) prepare and issue minutes of each meeting within ten (10) Business Days thereafter accurately reflecting the discussions and decisions of the JSC at such meeting.  Such minutes from each JSC meeting shall not be finalized until the Co-Chair from each Party has reviewed and confirmed the accuracy of such minutes in writing.  The Co-Chairs shall solicit agenda items from the other JSC members and provide an agenda along with appropriate information for such agenda reasonably in advance (to the extent possible) of any meeting.  In the event the Co-Chair or another member of the JSC from either Party is unable to attend or participate in any meeting of the JSC, the Party who designated such Co-Chair or member may designate a substitute Co-Chair or other representative for the meeting.

4.                                       Committee Meetings.  Unless otherwise agreed by the Parties, the JSC will meet telephonically, by video conference, or in person as reasonably necessary to conduct its obligations hereunder, but no less frequently than once every four (4) months for so long as any Development of Products for use in the Field in the Territory is ongoing, and semi-annually thereafter during the Term provided, however, that the JSC shall meet in person at least once each calendar year. The location of such meetings shall alternate between Angioblast’s headquarters and Cephalon’s headquarters with the first meeting to be held as agreed to by the Parties.  Each Party shall be responsible for its own expenses relating to such meetings.  As appropriate, other employee representatives of the Parties may attend JSC meetings as nonvoting observers, but no Third Party

2

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personnel may attend unless otherwise agreed by the Parties.  Each Party may also call for special meetings to resolve particular matters requested by such Party.

5.                                       Decision-Making.  Decisions of each Committee shall be made by ****, **** **** **** **** **** (****) vote.  Each Party shall work in good faith to reach consensus on matters and act in the general spirit of cooperation and in no event shall either Party unreasonably withhold, condition or delay any approval or other decision of a Committee hereunder.  In the event a Subcommittee fails to reach consensus with respect to a particular matter within its authority, then upon request by either Party such matter shall be referred to the JSC for resolution.  In the event that the JSC fails to reach consensus with respect to a particular matter within its authority, then either Party may, by written notice to the other Party, have such matter referred to an executive of each Party who is senior in rank and authority to such Party’s JSC representatives and having the right to bind such Party with respect to the matter of the particular matter (“Senior Executives”) who shall meet promptly and negotiate in good faith to resolve such matter; provided, however if the Senior Executives are unable to agree with any particular dispute within thirty (30) days, then ****will have the right ****the ****with respect to ****involving (a) the research and preclinical activities and formulation and pre-proof of concept Development of the Products (including the **** Clinical Trials conducted pursuant to Section 4.3(a) of the Agreement, including the design, protocols, site selection, data analysis and interpretation therefor) and (b) the manufacture of the Cardiovascular Products, CNS Products or BMT MPCs, and ****shall have the right ****the ****on other matters relating to the Development (including the ****Clinical Trials and ****Clinical Trials conducted pursuant to Section 4.4 of the Agreement, including the design, protocols, site selection, data analysis and interpretation therefor) and Commercialization of the Products for use in the Field in the Territory or the expansion or other processing of Expanded HPCs hereunder; provided that ****shall have the right ****its **** in a manner that would unilaterally impose any obligation on ****.

6.                                       Withdrawal from Committees.  At any time after the first anniversary of the Effective Date and for any reason, Angioblast shall have the right to withdraw from participation in any or all of the Committees upon written notice to Cephalon, which notice shall be effective immediately upon receipt (“Withdrawal Notice”).  Following the issuance of a Withdrawal Notice and subject to this Paragraph 6, the Parties will amend the respective decision making and disclosure rights and obligations enumerated in this Agreement to preserve the Parties’ respective decision making and disclosure rights and obligations in the absence of participation through such JSC.

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CONFIDENTIAL

EXHIBIT 4.2
GENERAL PLAN

DEVELOPMENT PROGRAM: OVERVIEW OF SCOPE & OBJECTIVES

OVERALL SCOPE:  Develop a safe, effective, and scalable Products for the indications in the Cardiovascular Field, CNS Field and Oncology Field, as defined in the Agreement.

A.                                    DEVELOPMENT GOAL:

Demonstrate safety and efficacy of **** in **** in the Cardiovascular Field, CNS Field and Oncology Field disease populations as by conducting preclinical studies and clinical trials that will be used to support **** in ****

Objective 1:	Initiate preclinical studies for IND-enabling human trials in indications in the **** (with initial focus to the ****)

Objective 2:

Develop viable preclinical and clinical formulations of Products to support preclinical studies and clinical trials and prepare and submit **** to the **** and initiate process scale-up to support commercial supply

Objective 3:	Conduct ****Clinical Trials **** trials in disease patient populations

Objective 4:	Conduct, ****, ****Clinical Trials appropriately powered to detect ****

Objective 5:

Conduct ****Clinical Trials appropriately powered to support **** in the **** and the ****, including with respect to **** for use in the **** and **** for use in congestive heart failure in accordance with Section 4.4

Objective 6:	Conduct **** Clinical Trials appropriately powered to support **** in ****

B.                                  MAJOR ACTIVITIES & MILESTONES

Objective 1: Initiate preclinical studies for IND-enabling human trials in indications in the **** (with initial focus to the ****)

Activity 1:  Conduct Preclinical Studies

****Identify ****and ********Identify ****and ********and ****Obtain ****Prepare ****Conduct ************of ****to be determined ********to be conducted under

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****unless ****determined by ****

Milestone:  Submission of **** to ****

Objective 2: Develop viable Product formulations to support preclinical studies and clinical trials and prepare and submit **** to the **** and initiate process scale-up to support commercial supply

Activity 2:  Develop Product manufacturing processes under cGMP conditions

****Select ********Initiate ********Produce ****grade ********Produce ****grade ********Release ********Monitor ****and ****over ****

Milestone:  Preclinical batch successfully released

Milestone:  GMP batch successfully released

Objective 3: Conduct **** studies in disease patient populations

Activity 3:  Conduct **** trials in disease patient populations

Prepare and submit ****Identify ****& ****Finalize ****and ****Identify ****and ****Complete all necessary ****Initiate ****Analyze ****and ****

Milestone:    IND Acceptance

Milestone:    Submission of **** to ****

* Order of **** to be determined by ****

** At least **** will be performed during the **** following the effective date of the agreement

Objective 4: Conduct, ****, **** Clinical Trial clinical studies appropriately powered to detect **** to support **** in the **** and the ****

Activity 4:  Conduct **** Clinical Trial

Prepare and submit ****Identify ****& ****Finalize ****and ****Identify ****and ****Complete all necessary ****Initiate ****Analyze ****and prepare ****

Milestone:  Submission of **** to ****

* **** Clinical Trial may be initiated without **** a **** Clinical Trial if **** so determines

Objective 5: Conduct **** Clinical Trial appropriately powered to support **** in the **** and the ****, including with respect to **** for use in the **** and **** for use in congestive heart failure in accordance with Section 4.4

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Activity 5:  Conduct **** Clinical Trial(s) in **** and ****

Prepare and submit ****Identify ****& ****Finalize ****and ****Identify ****and ****Complete all necessary ****Initiate ****Analyze ****and prepare ****

Milestone:  Submission of **** for **** in the **** and ****

* **** Clinical Trials may combine sites in the **** and **** however must contain sufficient numbers of patients to support **** in the **** and the ****

**  The **** program is currently working through the activities within objective #5

*** The **** trial is currently working through the activities within objective #5

**** Upon **** **** of the **** of the **** trial it is anticipated that the clinical development pathway for regulatory approval in **** will be initiated

***** If a **** trial for **** does not successfully meet the primary endpoint in the **** of **** the **** or **** then **** is to replace **** as the **** clinical program in **** ****

Objective 6: Conduct **** Clinical Trial appropriately powered to support **** in ****

Activity 6: Conduct **** Clinical Trials in ****

Identify ****& ****Finalize ****and ****Identify ****and ****Complete all necessary ****Initiate ****Analyze ****and prepare ****

Milestone Submission of **** for **** in ****

*  During the **** trial in **** the **** **** ****, discussions with **** regulatory authority (****) will be initiated to determine the regulatory approval pathway for ****

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CONFIDENTIAL

EXHIBIT 6.3
OTHER PAYMENTS

1.                                       Milestone Payments.

(a)                                  Milestone Payments.  Cephalon shall pay to Angioblast the milestone payments set out in the table below with respect to each achievement by or on behalf of Cephalon, or any of its Affiliates or Marketing Partners, of the corresponding milestone event, in accordance with this Paragraph 1 and the payment provisions in ARTICLE VI:

Milestone Event	Milestone Payment

1. Receipt of the first **** from the FDA for any indication in the **** Field	US$****

2. Receipt of the first **** from the EMA for any indication in the **** Field	US$****

3. Receipt of the first **** from the MHLW for any indication in the **** Field	US$****

4. Receipt of the first **** from the SFDA for any indication in the **** Field	US$****

5. Receipt of each **** from the FDA for any other indication in the Field (including any other indication in the **** Field)	US$****

6. Receipt of each additional **** from the EMA for any other indication in the Field (including any other indication in the **** Field)	US$****

7. Receipt of each additional **** from the MHLW for any other indication in the Field (including any other indication in the **** Field)	US$****

8. Receipt of each additional **** from the SFDA for any other indication in the Field (including any other indication in the ****	US$****

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Milestone Event	Milestone Payment
Field)

(b)                                 Reports and Payments.  Cephalon shall notify Angioblast in writing within **** after each achievement the applicable milestone event set out in Paragraph 1(i) of this Exhibit 6.3 by or on behalf of Cephalon, or any of its Affiliates or Marketing Partners, and each such notice shall be accompanied by the corresponding milestone payment.  The milestone payments set forth in this Paragraph 1 shall not be refundable and shall not be creditable against any other payments to Angioblast under this Agreement.

2.                                       Supply Payments.

(a)                                  Transfer Price.  Cephalon shall pay to Angioblast a price per unit of the BTM MTCs, Cardiovascular Products and CNS Products supplied by Angioblast to Cephalon pursuant to ARTICLE VII of the Agreement and the Supply Agreement based on the total Annual Net Sales of all Products in the Territory (the “Transfer Price”):

Annual Net Sales of Products in the Territory	Transfer Price (% of Net Sales)

On Annual Net Sales up to US $**** Million	****%

On Additional Annual Net Sales >US $**** Million and <US $**** Million	****%

On Additional Annual Net Sales >US $**** Million and <US $****	****%

On Additional Annual Net Sales >US $**** and <US $****	****%

On Additional Annual Net Sales >US $****	****%

(b)                                 Reports and Payment.  Within **** after the end of each calendar quarter, Cephalon shall deliver to Angioblast a report setting out in detail the information necessary to calculate the Transfer Price due under this Paragraph 2 with respect to units of Products supplied, including on a Product-by-Product and country-by-country basis: (i) units of Product sold in the Territory during the relevant calendar quarter; (ii) gross amounts invoiced upon sales of Product in the relevant calendar quarter; (iii) Net Sales in the relevant calendar quarter; (iv) all relevant

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deductions or credits due to Cephalon in accordance with the terms of this Agreement; and (v) all relevant exchange rate conversions in accordance with Section 6.5 of the Agreement.

(c)                                  Provisional Payments.  The relevant financial and accounting members of the Parties shall meet within one (1) year of the Effective Date to determine in a good faith a reasonable and appropriate provisional payment structure consistent with the basic intent of the process described below such that Angioblast is not supplying Product to Cephalon without timely provisional payment therefor. The Transfer Price due to Angioblast under this Paragraph 2 shall be provisionally made, on a per unit of Product basis, as the case may be, within **** (****) days of delivery to Cephalon of each unit of Product.  The provisional payment shall be based on **** estimates by the Parties of those variables necessary to calculate a provisional transfer price in accordance with the provisions of this Paragraph 2(iii).  Such estimates will be made in good faith and shall be consistent with the previous quarter’s actuals and internal estimates on which Cephalon relies to plan capacity, gauge performance and plan inventory.  Accordingly, **** (****) Business Days to the start of the applicable ****, Cephalon and Angioblast will make the estimates and supply to each other the following data to establish a provisional transfer price for the upcoming quarter.  The provisional transfer price will be based on the formula:

A = (B/C) × D, where:

A =	the provisional transfer price per unit of Product for the **** in question;

B =	Cephalon’s reasonably estimated Net Sales in such ****,

C =	Cephalon’s reasonably estimated number of units of Product which will result in the estimated Net Sales during such ****; and

D =	the appropriate percentages outlined in Paragraph 2(a) applied to Annual Net Sales.

(d)                                 Reconciliation / Timing.  The provisional transfer price under which Product was received will be reconciled to the actual Transfer Price as the required data is available within **** (****) days following the end of each Cephalon ****.  In the event that the provisional payments by Cephalon under Paragraph 2(c) were greater than the Transfer Price actually due under Paragraph 2(a), Cephalon shall be entitled to credit such excess against future amounts due to Angioblast hereunder or if there will be no future amounts are due by Cephalon, then reimbursed within **** (****) Business Days.  No reconciliation shall be made under this Paragraph 2(d) with respect to units of Product for which provisional payments were made until the end of the **** in which such units are sold.

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EXHIBIT 7.4
SUPPLY TERM SHEET

The Supply Agreement will incorporate the terms and conditions described in this Exhibit 7.4 as well as other terms and conditions standard and customary for these types of agreements and consistent with the following.  Capitalized terms not defined otherwise in this Supply Term Sheet shall have their defined meaning under the Agreement:

Supply:

Subject to the terms and conditions of the Agreement, Angioblast shall use commercially reasonable efforts to supply or have supplied to Cephalon all requirements of BMT MPCs for use in processing Expanded HPCs for Commercialization in the Oncology Field, Cardiovascular Products for Commercialization in the Cardiovascular Field and CNS Products for Commercialization in the CNS Field in the Territory. Except as otherwise set forth below in this Supply Term Sheet or as agreed by the Parties, (a) Cephalon shall exclusively purchase from Angioblast all requirements of the BMT MPCs, Cardiovascular Products and CNS Products (including those of its Affiliates and Marketing Partners); and (b) Angioblast shall have the exclusive right to manufacture and have manufactured the BMT MPCs, Cardiovascular Products and CNS Products.

Forecasting / Orders:

Rolling Forecasts. Beginning on the **** at least **** months prior to the first commercial sale of the first Product and thereafter on a **** basis, Cephalon shall provide Angioblast with a rolling written forecast of the quantities of BMT MPCs, Cardiovascular Products and CNS Products, as applicable, that Cephalon will order during the immediately following **** (“****”) and the next **** (****) succeeding **** (“****”, “****”, “****”, respectively) (each a “Rolling Forecast”). Subject to the following sentence and the paragraph immediately below, such Rolling Forecasts are non-binding and only serve to facilitate Angioblast’s production scheduling. The amount forecasted for **** for each of the BMT MPCs, Cardiovascular Products and CNS Products shall be at least ****% and no more than ****% of the quantities of such products forecasted for **** in the forecast provided for the immediately preceding **** (the “Preceding Forecast”).

Together with each Rolling Forecast provided in the paragraph above (the “Current Forecast”), Cephalon shall place one or more purchase orders with Angioblast for supplies of BMT MPCs, Cardiovascular Products or CNS Products, as applicable, for delivery in ****. The total quantity of each BMT MPC, Cardiovascular Products or CNS

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Products ordered by Cephalon for delivery in **** shall equal at least ****% of the quantities forecasted for such product for **** in the Current Forecast.

Angioblast shall accept all such purchase orders for supplies of BMT MPCs, Cardiovascular Products or CNS Products, as applicable, from Cephalon placed in accordance with the foregoing paragraphs; provided, however, that if the amount of BMT MPCs, Cardiovascular Products or CNS Products ordered by Cephalon exceeds either (i) ****% of the quantities forecasted for such product for **** in the Current Forecast or (ii) ****% of the quantities of such product forecasted for **** in the Preceding Forecast, then Angioblast shall accept such purchase orders at least as to those quantities in Cephalon’s orders which do not exceed such amounts, and Angioblast may reject that portion of any purchase order for BMT MPCs, Cardiovascular Products or CNS Products, as applicable, it is unable deliver by the specified delivery date in accordance with the terms and conditions of the Supply Agreement to the extent the total quantity of such BMT MPCs, Cardiovascular Products or CNS Products ordered by Cephalon for delivery in **** is more than those quantities specified in subsection (i) or (ii) of this paragraph above (“Excess Quantities”). Notwithstanding the foregoing, Angioblast shall use commercially reasonable efforts to fill orders for such Excess Quantities.

Price:

The transfer price of each unit of Product supplied by Angioblast shall be as set forth under Paragraph 2(a) of Exhibit 6.3. All shipments of products shall be by a carrier selected by ****, **** (Incoterms ****) **** facility.

Use:

Cephalon (its Affiliates and Marketing Partners) shall use all BMT MPCs, Cardiovascular Products and CNS Products transferred by Angioblast or its designee pursuant a Supply Agreement solely for Commercialization of Products for use in the Field in the Territory and will use reasonable efforts to minimize any loss, damage or other wastage thereof (including returns as a result of shelf-life expiration or otherwise).

Warranties:

Angioblast shall provide standard and customary representations and warranties for the manufacture of BMT MPCs, Cardiovascular Products and CNS Products, including that Angioblast shall supply to Cephalon (or its designee) the BMT MPCs, Cardiovascular Products and CNS Products in accordance with the Specifications therefor.

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Quality:

The process for release of BMT MPCs, Cardiovascular Products and CNS Products, and the responsibilities for GMP compliance and regulatory activities will be detailed in a quality agreement to be negotiated between the Parties in good faith and include standard and customary terms and conditions and be incorporated into the Supply Agreement by reference and executed prior to manufacture of process validation lots (the “Quality Agreement”).

Regulatory:

As set forth elsewhere in the Agreement, Angioblast shall provide Cephalon access to its facilities and documentation with respect to the BMT MPCs, Cardiovascular Products and CNS Products reasonably necessary and sufficient for Cephalon to file for and obtain and maintain Marketing Approval. It is understood that each party’s rights and obligations regarding inspections and audits regarding the manufacture of the BMT MPCs, Cardiovascular Products and CNS Products, including any inspection by a Regulatory Authority in the Territory with respect thereto, shall be as set forth in Section 4.10 of the Agreement.

Other:

The Parties agree that there are multiple variables impacting the final terms and conditions of the Supply Agreement, many of which may not be noted here, including but not limited to shipping, labeling, packaging configurations, and special equipment needs and others, all to be set forth in the Supply Agreement.

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EXHIBIT 7.8
MANUFACTURING TECHNOLOGY TRANSFER

1.             Manufacturing Rights.  Subject to the terms and conditions of ARTICLE VII and the Supply Agreement, Angioblast hereby grants to Cephalon a limited license (with the right to sublicense to a CMO) under the Patents and Know-How Controlled by Angioblast that are reasonably necessary or useful to manufacture the BMT MPCs, Cardiovascular Products or CNS Products, as applicable, for use in the Field in the Territory (the “Angioblast Manufacturing Technology”) solely to authorize a CMO to make such BMT MPCs, Cardiovascular Products or CNS Products, as applicable, for supply to Cephalon, its Affiliates and Marketing Partners, during the Term in the event of an occurrence of a Supply Failure.  Notwithstanding anything herein to the contrary, Cephalon hereby covenants that its shall not, and it acknowledges that it has no right to, exercise the foregoing license except in the event of a Supply Failure, and then, only to the extent expressly provided in Section 7.8 of the Agreement.

2.             Technology Transfer.  Angioblast shall promptly transfer all relevant Data and other Angioblast Technology related to the manufacture and supply of Products to a CMO, provided that such Data and Angioblast Technology shall be used and disclosed solely for the purposes of manufacture and supply of Products for use in the Field in the Territory.  For clarity, all such Data and Angioblast Technology disclosed under this Paragraph 2 shall be Confidential Information of Angioblast and subject to the confidentiality obligations under ARTICLE VIII of the Agreement, and Angioblast may require any permitted CMO to enter into a reasonable confidentiality agreement directly with Angioblast prior to disclosure of Angioblast’s Data or Angioblast Technology to such CMO.

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EXHIBIT 12.2
CERTAIN CLAIMS FOR WHICH ANGIOBLAST WILL INDEMNIFY CEPHALON

Any demands, proceedings or claims brought by ****and arising from ****contractual obligations to ****or any allegation of interference therewith.

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EXHIBIT 13
EFFECTS OF EXPIRATION OR TERMINATION

1.             Accrued Obligations.  Expiration or termination of this Agreement for any reason, whether in its entirety or in any part, shall not release either Party from any obligation or liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination.

2.             Non-Exclusive Remedy.  Notwithstanding anything herein to the contrary, termination of this Agreement, in its entirety or in part, by a Party shall be without prejudice to other remedies such Party may have at law or equity under this Agreement.

3.             Termination Press Releases.  In the event of termination of this Agreement for any reason, in its entirety or in any part, the Parties shall cooperate in good faith to coordinate public disclosure of such termination and the reasons therefor, and shall not, except to the extent required by applicable Law or the rules of a recognized stock exchange disclose such information without the prior approval of the other Party, such approval not to be unreasonably withheld, conditioned or delayed.  To the extent possible under the situation, the terminating Party shall provide the non-terminating Party with a draft of any such public disclosure it intends to issue five (5) Business Days in advance and with the opportunity to review and comment on such statement, it being understood that if the non-terminating Party does not notify the terminating Party in writing within such five (5) Business Day period (or such shorter period if required by applicable Law or and the rules of a recognized stock exchange in each case as notified to the non-terminating Party in writing) of any reasonable objections, such disclosure shall be deemed approved, and in any event the Parties shall work diligently and reasonably to agree on the text of any such proposed disclosure in an expeditious manner.  The principles to be observed in such disclosures shall be accuracy, compliance with applicable Law and regulatory guidance documents, reasonable sensitivity to potential negative reactions to such news and the need to keep investors and others informed regarding the Parties’ business and other activities.  Accordingly in such situation, neither Party shall withhold, condition or delay its approval of a proposed disclosure that complies with such principles.

4.             General Survival.  The following provisions of this Agreement, shall survive expiration or termination of this Agreement in its entirety for any reason:  ARTICLE I, ARTICLE XI, ARTICLE XII and ARTICLE XIV and Sections 2.2, 2.6, 4.10 (to the extent required under applicable Law), 6.1, 6.7, 8.1, 8.2, 8.3, 8.4(a), 8.5 (for a period of five (5) years after such expiration or termination), 8.6, 9.1, 9.2(b), 9.4, 10.5, 15.2, 15.3, 15.4, 15.5, 15.6, and 15.8 and this Exhibit 13 of the Agreement.  Except as otherwise expressly provided in this Exhibit 13, all rights and

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obligations of the Parties under this Agreement shall terminate upon expiration or termination of this Agreement in its entirety for any reason.

5.             Certain Terminations of this Agreement in its Entirety.  This Paragraph 4 shall apply upon any termination of this Agreement in its entirety pursuant to Section 13.2(a) or 13.3(c).

(a)           Ongoing Trials.  If there are any ongoing clinical trials with respect to Products being conducted by or on behalf of Cephalon (or its Affiliates or Marketing Partners) at the time of notice of termination, Cephalon agrees, as requested by Angioblast, to (i) promptly transition to Angioblast or its designee some or all of such clinical trials and the activities related to or supporting such trials (ii) continue to conduct such clinical trials for a period requested by Angioblast up to a maximum of six (6) months after the effective date of such termination, or (iii) terminate such clinical trials as expeditiously as practicable in consultation with the applicable institutional review board (or equivalent).  In such event, Cephalon shall be responsible for the costs of such transition.

(b)           Commercialization.  To avoid a disruption in the supply of Products to patients, if the Agreement is terminated after the first commercial sale of any Product in the Territory, Cephalon, its Affiliates and its Marketing Partners shall continue to distribute the Products in each country of the Territory for which Marketing Approval therefor has been obtained, in accordance with the terms and conditions of this Agreement, until the date on which Angioblast notifies Cephalon in writing that Angioblast has secured an alternative distributor or licensee for the Products in such country, but in no event more for than twenty-four (24) months after the effective date of any termination of this Agreement, in whole or in part (the “Wind-down Period”); provided that Cephalon, its Affiliates and its Marketing Partners shall cease such activities, or any portion thereof, in a given country upon sixty (60) days’ notice by Angioblast requesting that such activities (or portion thereof) be ceased.  Notwithstanding any other provision of this Agreement, during the Wind-down Period, Cephalon’s and its Affiliates’ and Marketing Partners’ rights with respect to the Products in the Territory shall be non-exclusive and, without limiting the foregoing, Angioblast shall have the right to engage one or more other distributor(s) and/or licensee(s) of any Products in all or part of the Territory.  Any Products sold or disposed by Cephalon in the Territory during the Wind-down Period shall be subject to applicable payment obligations under ARTICLE VI above.  Within thirty (30) days of expiration of the Wind-down Period, Cephalon shall, upon the request of Angioblast, transfer to Angioblast or its designee, all Products and BMT MPCs in its inventory at the provisional transfer price therefor (as set forth in Paragraph 2(c) of Exhibit 6.3).

(c)           Assignment of Regulatory Materials.  At Angioblast’s request, Cephalon shall assign or cause to be assigned to Angioblast or its designee (or to the extent not so assignable, Cephalon shall take all reasonable actions to make available to Angioblast or its designee the

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benefits of) all Regulatory Materials for all Products in the Territory, including any such Regulatory Materials owned by Cephalon’s Affiliates and/or Marketing Partners.  In addition, Cephalon shall promptly provide to Angioblast a copy of all Data and other Cephalon Know-How pertaining to all Products to the extent not previously provided to Angioblast and Angioblast shall have the right to use and disclose all Data and Cephalon Know How pertaining to such Products following termination of this Agreement.

(d)           Marketing Partners.  If requested by Angioblast, any contracts with Marketing Partners of any Products in the Territory engaged by Cephalon other than Cephalon’s Affiliates shall be assigned to Angioblast to the extent Cephalon has the right to do so.  In the event such assignment is not requested by Angioblast or Cephalon does not have the right to do so, then the rights of such Marketing Partners shall terminate upon termination of Cephalon’s rights with respect to the Territory.  Cephalon shall ensure that its Affiliates and such Marketing Partners (if not assigned to Angioblast pursuant to this Paragraph 5(d)) shall transition all Products back to Angioblast in the manner set forth in this Paragraph 4 as if such Affiliate or Marketing Partner were named herein.

(e)           Return of Materials.  Within thirty (30) days after the end of the Wind-down Period and without limiting the last sentence of Paragraph 4(b), Cephalon shall either transfer to Angioblast or destroy all tangible items related to the Products including those comprising, bearing or containing any Existing Mark, Product Mark, the Angioblast Logos, Data, photographs, samples, literature, sales and promotional aids and all Confidential Information of Angioblast, that is in Cephalon’s, its Affiliates (or subject to Paragraph 4(d) its Marketing Partners’) possession.  Effective upon the end of the Wind-down Period, Cephalon shall:  (i) cease to use all Existing Marks and Product Marks, and all rights granted to Cephalon hereunder with respect to the Products in the Territory shall terminate; and (ii) assign or cause to be assigned to Angioblast or its designee all right, title and interest in and to the Existing Marks (to the extent such Existing Marks are not maintained in Angioblast’s name) and Product Marks in the Territory.  In addition, all Data generated by or on behalf of Cephalon hereunder during the Term shall, to the extent it specifically pertains to the Products, be deemed Confidential Information of Angioblast and not Confidential Information of Cephalon (and will not be subject to the exclusion under Section 8.1(a) or 8.1(e)).

(f)            Transition.  Without limiting the foregoing provisions of this Paragraph 4, Cephalon shall cooperate with Angioblast and/or its designee to effect a smooth and orderly transition in the Development and Commercialization of the Cardiovascular Products and CNS Products and Development, processing and Commercialization of Expanded HPCs in the Territory during the Wind-down Period.  Without limiting the foregoing, Cephalon shall use commercially reasonable efforts to conduct in an expeditious manner any activities to be conducted under this Paragraph 4.  Upon transition of such Development and Commercialization of the Products, Angioblast shall assume all liabilities and obligations resulting from the Development and

3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Commercialization of the Products, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 5.d, that accrue on or after the date of assignment of the obligations of Cephalon under this Paragraph 5; provided, however, that Cephalon shall remain responsible for all liabilities and obligations resulting from the Development and Commercialization of the Products, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 5.d, that accrue prior to such date of assignment of this Paragraph 5.

6.             Certain Terminations of this Agreement with respect to a Sub-Field/Product.  This Section 5(f) shall apply upon any termination of this Agreement with respect to a particular Sub-Field pursuant to Sections 13.2(b) and 13.3(b).

(a)           Exclusion of Sub-Field/Product.  Effective upon such termination of this Agreement with respect to a particular Sub-Field (the “Excluded Sub-Field”), (i) the Excluded Sub-Field shall be excluded from the definition of Field for all purposes of this Agreement and the associated Products (i.e., if the Excluded Sub-Field is the Cardiovascular Field, then the Cardiovascular Products; if the Excluded Sub-Field is the Oncology Field, then the Expanded HPCs; or if the Excluded Sub-Field is the CNS Field, then the CNS Products, in each case the “Excluded Products”) shall be excluded from the definition of Product for all purposes of this Agreement.  Each Party’s rights and obligations under this Agreement with respect to the Excluded Sub-Field and Excluded Products, except to the extent otherwise set forth in this Exhibit 13 and Paragraph 6, shall terminate.  Accordingly and without limiting the foregoing, Cephalon’s rights under Section 2.1 with respect to the Excluded Products and Excluded Sub-Field shall terminate.

(b)           Ongoing Trials.  If there are any ongoing clinical trials with respect to Excluded Products being conducted by or on behalf of Cephalon (or its Affiliates or Marketing Partners) at the time of notice of termination, Cephalon agrees, as requested by Angioblast, to (i) promptly transition to Angioblast or its designee some or all of such clinical trials and the activities related to or supporting such trials (ii) continue to conduct such clinical trials for a period requested by Angioblast up to a maximum of six (6) months after the effective date of such termination, or (iii) terminate such clinical trials as expeditiously as practicable in consultation with the applicable institutional review board (or equivalent).  In such event, Cephalon shall be responsible for the costs of such transition.

(c)           Commercialization.  To avoid a disruption in the supply of Excluded Products to patients, if the Agreement is terminated after the first commercial sale of any Excluded Product in the Territory, Cephalon, its Affiliates and its Marketing Partners shall continue to distribute the Excluded Products in each country of the Territory for which Marketing Approval therefor has been obtained, in accordance with the terms and conditions of this Agreement, during the Wind-down

4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Period; provided that Cephalon, its Affiliates and its Marketing Partners shall cease such activities, or any portion thereof, in a given country upon sixty (60) days’ notice by Angioblast requesting that such activities (or portion thereof) be ceased.  Notwithstanding any other provision of this Agreement, during the Wind-down Period, Cephalon’s and its Affiliates’ and Marketing Partners’ rights with respect to the Excluded Products in the Territory shall be non-exclusive and, without limiting the foregoing, Angioblast shall have the right to engage one or more other distributor(s) and/or licensee(s) of any Excluded Products in all or part of the Territory.  Any Excluded Products sold or disposed by Cephalon in the Territory during the Wind-down Period shall be subject to applicable payment obligations under ARTICLE VI above.  Within thirty (30) days of expiration of the Wind-down Period, Cephalon shall, upon the request of Angioblast, transfer to Angioblast or its designee, all Excluded Products or BMT MPCs (if applicable) in its inventory at the provisional transfer price therefor (as set forth in Paragraph 2(c) of Exhibit 6.3).

(d)           Assignment of Regulatory Materials.  At Angioblast’s request, Cephalon shall assign or cause to be assigned to Angioblast or its designee (or to the extent not so assignable, Cephalon shall take all reasonable actions to make available to Angioblast or its designee the benefits of) all Regulatory Materials for all Excluded Products in the Territory, including any such Regulatory Materials owned by Cephalon’s Affiliates and/or Marketing Partners.  In addition, Cephalon shall promptly provide to Angioblast a copy of all Data and other Cephalon Know-How pertaining to all Excluded Products to the extent not previously provided to Angioblast and Angioblast shall have the right to use and disclose all Data and Cephalon Know How pertaining to such Excluded Products following termination of this Agreement with respect to such Excluded Product.

(e)           Marketing Partners.  If requested by Angioblast, any contracts with Marketing Partners of any Excluded Products in the Territory engaged by Cephalon other than Cephalon’s Affiliates shall be assigned to Angioblast to the extent Cephalon has the right to do so.  In the event such assignment is not requested by Angioblast or Cephalon does not have the right to do so, then the rights of such Marketing Partners shall terminate upon termination of Cephalon’s rights with respect to the Excluded Products.  Cephalon shall ensure that its Affiliates and such Marketing Partners (if not assigned to Angioblast pursuant to this Paragraph 6.e shall transition all Excluded Products back to Angioblast in the manner set forth in this Paragraph 6 as if such Affiliate or Marketing Partner were named herein.

(f)            Return of Materials.  Within thirty (30) days after the end of the Wind-down Period and without limiting the last sentence of Paragraph 6.c, Cephalon shall either transfer to Angioblast or destroy all tangible items related to the Excluded Products including those comprising, bearing or containing any Existing Mark, Product Mark, the Angioblast Logos, Data, photographs, samples, literature, sales and promotional aids and all Confidential Information of Angioblast, that is

5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

in Cephalon’s, its Affiliates (or subject to Paragraph 6.e its Marketing Partners’) possession, in each case solely and specifically with respect to the Excluded Product.  Effective upon the end of the Wind-down Period, Cephalon shall:  (i) cease to use all Existing Marks and Product Marks specific to the Excluded Products (the “Excluded Marks”), and all rights granted to Cephalon hereunder with respect to the Excluded Products in the Territory shall terminate; and (ii) assign or cause to be assigned to Angioblast or its designee all right, title and interest in and to the Excluded Marks in the Territory.  In addition, all Data generated by or on behalf of Cephalon hereunder during the Term shall, to the extent it specifically pertains to the Excluded Products, be deemed Confidential Information of Angioblast and not Confidential Information of Cephalon (and will not be subject to the exclusion under Section 8.1(a) or 8.1(e)).

(g)           Transition.  Without limiting the foregoing provisions of this Paragraph 6, Cephalon shall cooperate with Angioblast and/or its designee to effect a smooth and orderly transition in the Development and Commercialization of the Excluded Products (and processing if the Excluded Products are the Expanded HPCs) in the Territory during the Wind-down Period.  Without limiting the foregoing, Cephalon shall use commercially reasonable efforts to conduct in an expeditious manner any activities to be conducted under this Paragraph 6.  Upon transition of such Development and Commercialization of the Excluded Products, Angioblast shall assume all liabilities and obligations resulting from the Development and Commercialization of the Excluded Products, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 6.e, that accrue on or after the date of assignment of the obligations of Cephalon under this Paragraph 6; provided, however, that Cephalon shall remain responsible for all liabilities and obligations resulting from the Development and Commercialization of the Excluded Products, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 6.e, that accrue prior to such date of assignment.

7.             Certain Terminations of this Agreement with respect to a Region.  This Paragraph 7 shall apply upon any termination of this Agreement with respect to a particular Region pursuant to Section 13.2(c).

(a)           Exclusion of Region.  Effective upon such termination of this Agreement with respect to a particular Region (the “Excluded Region”), the Excluded Region shall be excluded from the definition of Territory for all purposes of this Agreement.  Each Party’s rights and obligations under this Agreement with respect to the Excluded Region, except to the extent otherwise set forth in this Exhibit 13 and Paragraph 7, shall terminate.  Accordingly and without limiting the foregoing, (i) Cephalon’s rights under Section 2.1 with respect to the Excluded Region shall terminate and (ii) thereafter, Cephalon shall not Develop, Commercialize or otherwise exploit any Product in the Excluded Region (or authorize any Third Party to do so).

6

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(b)           Ongoing Trials.  If there are any ongoing clinical trials with respect to Products being conducted by or on behalf of Cephalon (or its Affiliates or Marketing Partners) applicable only to the Excluded Region at the time of notice of termination, Cephalon agrees, as requested by Angioblast, to (i) promptly transition to Angioblast or its designee some or all of such clinical trials and the activities related to or supporting such trials (ii) continue to conduct such clinical trials for a period requested by Angioblast up to a maximum of six (6) months after the effective date of such termination, or (iii) terminate such clinical trials as expeditiously as practicable in consultation with the applicable institutional review board (or equivalent).  In such event, Cephalon shall be responsible for the costs of such transition.

(c)           Commercialization.  To avoid a disruption in the supply of Products to patients, if the Agreement is terminated after the first commercial sale of any Product in the Excluded Region, Cephalon, its Affiliates and its Marketing Partners shall continue to distribute the Products in each country of the Excluded Region for which Marketing Approval therefor has been obtained, in accordance with the terms and conditions of this Agreement, until the date on which Angioblast notifies Cephalon in writing that Angioblast has secured an alternative distributor or licensee for the Products in such country, during the Wind-down Period; provided that Cephalon, its Affiliates and its Marketing Partners shall cease such activities, or any portion thereof, in a given country of the Excluded Region upon sixty (60) days’ notice by Angioblast requesting that such activities (or portion thereof) be ceased.  Notwithstanding any other provision of this Agreement, during the Wind-down Period, Cephalon’s and its Affiliates’ and Marketing Partners’ rights with respect to the Products in the Excluded Region shall be non-exclusive and, without limiting the foregoing, Angioblast shall have the right to engage one or more other distributor(s) and/or licensee(s) of any Products in all or part of the Excluded Region.  Any Products sold or disposed by Cephalon in the Excluded Region during the Wind-down Period shall be subject to applicable payment obligations under ARTICLE VI above.

(d)           Assignment of Regulatory Materials.  At Angioblast’s request, Cephalon shall assign or cause to be assigned to Angioblast or its designee (or to the extent not so assignable, Cephalon shall take all reasonable actions to make available to Angioblast or its designee the benefits of) all Regulatory Materials specific to the Products in the Excluded Region, including any such Regulatory Materials owned by Cephalon’s Affiliates or Marketing Partners.  In addition, Cephalon shall promptly provide to Angioblast a copy of all Data and other Cephalon Know-How pertaining to Products in the Excluded Region to the extent not previously provided to Angioblast and Angioblast shall have the right to use and disclose all Data and Cephalon Know How pertaining to such Excluded Region following termination of this Agreement with respect to such Excluded Region.

7

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(e)           Marketing Partners.  If requested by Angioblast, any contracts with Marketing Partners of any Products in the Excluded Region engaged by Cephalon other than Cephalon’s Affiliates shall be assigned to Angioblast to the extent Cephalon has the right to do so.  In the event such assignment is not requested by Angioblast or Cephalon does not have the right to do so, then the rights of such Marketing Partners shall terminate upon termination of Cephalon’s rights with respect to the Excluded Region.  Cephalon shall ensure that its Affiliates and such Marketing Partners (if not assigned to Angioblast pursuant to this Paragraph 7.e) shall transition all Products back to Angioblast with respect to the Excluded Region in the manner set forth in this Paragraph 7 as if such Affiliate or Marketing Partner were named herein.

(f)            Return of Materials.  Within thirty (30) days after the end of the Wind-down Period, Cephalon shall either transfer to Angioblast or destroy all tangible items related to the Excluded Products including those comprising, bearing or containing any Existing Mark, Product Mark, the Angioblast Logos, Data, photographs, samples, literature, sales and promotional aids specifically with respect to the Excluded Region.  Effective upon the end of the Wind-down Period, Cephalon shall:  (i) cease to use all Existing Marks and Product Marks in the Excluded Region, and all rights granted to Cephalon with respect to the Products in the Excluded Region shall terminate; and (ii) assign or cause to be assigned to Angioblast or its designee all right, title and interest in and to the Existing Marks and Product Marks in the Excluded Region.

(g)           Transition.  Without limiting the foregoing provisions of this Paragraph 7, Cephalon shall cooperate with Angioblast and/or its designee to effect a smooth and orderly transition in the Development and Commercialization of the Products (and processing of the Expanded HPCs) in the Excluded Region during the Wind-down Period.  Without limiting the foregoing, Cephalon shall use commercially reasonable efforts to conduct in an expeditious manner any activities to be conducted under this Paragraph 7.  Upon transition of such Development and Commercialization of the Products in the Excluded Region, Angioblast shall assume all liabilities and obligations resulting from the Development and Commercialization of the Products in the Excluded Region, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 7.e, that accrue on or after the date of assignment of the obligations of Cephalon under this Paragraph 7; provided, however, that Cephalon shall remain responsible for all liabilities and obligations resulting from the Development and Commercialization of the Products in the Excluded Region, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 7.e, that accrue prior to such date of assignment.

8.             Certain Terminations of this Agreement with respect to the Cardiovascular Field in a Region.  This Paragraph 8 shall apply upon any termination of this Agreement with respect to the Cardiovascular Field in a particular Region pursuant to Section 13.3(a).

8

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(a)           Exclusion of the Cardiovascular Field in a Region.  Effective upon such termination of this Agreement with respect to the Cardiovascular Field in a Region (the “Excluded Region”), (i) the Cardiovascular Field shall be excluded from the definition of Field for all purposes of this Agreement and the associated Products (i.e., the Cardiovascular Products) shall be excluded from the definition of Product for all purposes of this Agreement and (ii) the Excluded Region shall be excluded from the definition of Territory for all purposes of this Agreement.  Each Party’s rights and obligations under this Agreement with respect to the the Cardiovascular Field, Cardiovascular Products, and Excluded Region, except to the extent otherwise set forth in this Exhibit 13 and Paragraph 8, shall terminate.  Accordingly and without limiting the foregoing, (i) Cephalon’s rights under Section 2.1 with respect to the Cardiovascular Field, Cardiovascular Products, and Excluded Region shall terminate and (ii) thereafter, Cephalon shall not Develop, Commercialize or otherwise exploit any Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region (or authorize any Third Party to do so) using any Angioblast Technology.

(b)           Ongoing Trials.  If there are any ongoing clinical trials with respect to Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region being conducted by or on behalf of Cephalon (or its Affiliates or Marketing Partners) applicable only to the Excluded Region at the time of notice of termination, Cephalon agrees, as requested by Angioblast, to (i) promptly transition to Angioblast or its designee some or all of such clinical trials and the activities related to or supporting such trials (ii) continue to conduct such clinical trials for a period requested by Angioblast up to a maximum of six (6) months after the effective date of such termination, or (iii) terminate such clinical trials as expeditiously as practicable in consultation with the applicable institutional review board (or equivalent).  In such event, Cephalon shall be responsible for the costs of such transition.

(c)           Assignment of Regulatory Materials.  At Angioblast’s request, Cephalon shall assign or cause to be assigned to Angioblast or its designee (or to the extent not so assignable, Cephalon shall take all reasonable actions to make available to Angioblast or its designee the benefits of) all Regulatory Materials specific to the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region, including any such Regulatory Materials owned by Cephalon’s Affiliates or Marketing Partners.  In addition, Cephalon shall promptly provide to Angioblast a copy of all Data and other Cephalon Know-How pertaining to the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region to the extent not previously provided to Angioblast and Angioblast shall have the right to use and disclose all Data and Cephalon Know How pertaining to such Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region following termination of this Agreement with respect to such Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region.

9

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(d)           Marketing Partners.  If requested by Angioblast, any contracts with Marketing Partners of any Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region engaged by Cephalon other than Cephalon’s Affiliates shall be assigned to Angioblast to the extent Cephalon has the right to do so.  In the event such assignment is not requested by Angioblast or Cephalon does not have the right to do so, then the rights of such Marketing Partners shall terminate upon termination of Cephalon’s rights with respect to the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region.  Cephalon shall ensure that its Affiliates and such Marketing Partners (if not assigned to Angioblast pursuant to this Paragraph 8.d) shall transition all Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region back to Angioblast with respect to the Excluded Region in the manner set forth in this Paragraph 8 as if such Affiliate or Marketing Partner were named herein.

(e)           Return of Materials.  Within thirty (30) days after the end of the Wind-down Period, Cephalon shall either transfer to Angioblast or destroy all tangible items related to the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region, including those comprising, bearing or containing any Existing Mark, Product Mark, the Angioblast Logos, Data, photographs, samples, literature, sales and promotional aids specifically with respect to the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region.  Effective upon the end of the Wind-down Period, Cephalon shall:  (i) cease to use all Existing Marks and Product Marks for the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region, and all rights granted to Cephalon with respect to the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region shall terminate; and (ii) assign or cause to be assigned to Angioblast or its designee all right, title and interest in and to the Existing Marks and Product Marks for the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region.

(f)            Transition.  Without limiting the foregoing provisions of this Paragraph 8, Cephalon shall cooperate with Angioblast and/or its designee to effect a smooth and orderly transition in the Development and Commercialization of the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region in the Excluded Region during the Wind-down Period.  Without limiting the foregoing, Cephalon shall use commercially reasonable efforts to conduct in an expeditious manner any activities to be conducted under this Paragraph 8.  Upon transition of such Development and Commercialization of the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region, Angioblast shall assume all liabilities and obligations resulting from the Development and Commercialization of the Cardiovascular Products for use in the Cardiovascular Field in the Excluded Region, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 8.d, that accrue on or after the date of assignment of the obligations of Cephalon under this Paragraph 8; provided, however, that Cephalon shall remain responsible for all liabilities and obligations resulting from the Development and Commercialization of the Cardiovascular Products

10

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

for use in the Cardiovascular Field in the Excluded Region, including, but not limited to, all liabilities and obligations under any contracts with Marketing Partners assigned to Angioblast pursuant to Paragraph 8.d, that accrue prior to such date of assignment.

11